(EMERALD LOGO)
MUTUAL FUNDS

DRIVEN BY RESEARCH

ANNUAL REPORT JUNE 30, 2002

GROWTH FUND
CLASS A:  HSPGX
CLASS C:  HSPCX

BANK & FINANCE FUND
CLASS A:  HSSAX
CLASS C:  HSSCX

TECHNOLOGY FUND
CLASS A:  HSYTX
CLASS C:  HSYCX

                              EMERALD MUTUAL FUNDS

                      WELCOME TO THE EMERALD MUTUAL FUNDS
                    -------------------------------------

Emerald offers three mutual funds: The Emerald Growth Fund, The Emerald Select Banking and Finance Fund and The Emerald Select Technology Fund. The Funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The Emerald Advantage."

                           IN-DEPTH, ON-SITE RESEARCH
                           --------------------------

Emerald's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.

                       PROFESSIONAL PORTFOLIO MANAGEMENT
                       ---------------------------------

Emerald's chief investment officer, Kenneth G. Mertz II, CFA, has over twenty years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.

                        UNIQUE INVESTMENT OPPORTUNITIES
                        -------------------------------

Emerald's mutual funds each focus on areas we feel are largely ignored by other institutional money managers:
               - smaller-sized growth companies,
               - companies involved in the technology sector,
               - smaller-sized banking & financial services companies.

                                  THE EMERALD
                                  GROWTH FUND

Invests a minimum 80% of its assets in equity securities normally focusing on smaller companies and utilizing a fundamental research approach.

                         THE EMERALD SELECT BANKING AND
                                  FINANCE FUND

Invests a minimum 80% of its assets in companies in the banking and financial services industries, with a focus on smaller companies in the Mid-Atlantic states.

                               THE EMERALD SELECT
                                TECHNOLOGY FUND

Invests a minimum 80% of its assets in companies in the technology sector, with a focus on smaller companies.

In-Depth, On-Site Research. Professional Portfolio Management. Unique Investment Opportunities. That's The Emerald Advantage.

  Funds that invest in a specific industry, may involve a greater degree of risk than funds with a more diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.

                           www.emeraldmutualfunds.com

  NOT FDIC     May Lose Value.
  INSURED      No Bank Guarantee.

EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT

                                                                 August 12, 2002

Dear Shareholder:

MARKET AND ECONOMIC REVIEW AND FUND PERFORMANCE ANALYSIS

Just when you thought it was safe to look at the merits of long-term investment, the economy and markets turned south again.

The Russell 2000 Growth Index rose from mid-February to mid-April based on a turn in manufacturing output starting in February, a replenishment of inventory in tech land and a hope for a better second half in overall information technology (IT) spending. This positive trend quickly reversed as the Index lost 5.9% in May and 8.5% in June. Adding to this downside pressure, the gap between the Value and Growth stocks remains high.

                         2ND QUARTER 2002 PERFORMANCE:
                         -----------------------------
                    Russell 2000 Growth Index         -15.8%
                    Russell 2000 Value Index           -2.6%
                    GAP                                13.2%

This relationship was also apparent in large cap stocks, as the Russell 1000 Growth Index actually performed worse in the quarter falling 18.7%. The Growth-Value Gap was 10% for large cap investors. Two of the worst performing sectors for the quarter were Technology and Healthcare (especially Biotechs). This is particularly disconcerting for all Growth Managers as these are usually the largest sectors in managers' portfolios. The quarter was marked by many disappointments as valuations dissolved in many of our biotech and technology holdings.

In the perverse category, the companies with the lowest growth rates were the best performers. Those with the highest growth rates were the worst performers. Lehman Brothers reported that over the last year, companies with earnings expectations over 30% lost their shareholders 40%. Companies with earnings expectations of less than 10% were rewarded with a 22% appreciation. As a growth manager, this relationship of rewarding the slowest growers is especially troublesome. The more we look for the fastest growing American companies, the worse our performance. This is the reason why value has beaten growth over the past two years. We maintain that this performance relationship was not based on the fundamentals of each company, but rather on the risk aversion of the equity investor over the last two years.

This relationship also runs counter to normal risk and reward trends. As growth returns to the economy and confidence to the marketplace, reward for taking risk will again drive the capital markets. Long-term risk/reward characteristics of asset classes change glacially. Long-term historical results as exhibited by the "bible" of returns, the Ibbotson-Sinquefield numbers, clearly indicates these risk/rewards favor small cap stocks, then large caps, followed by bonds and T-bills. In simplistic terms, this remains a truism since dollars at risk must be rewarded or else no dollars will be invested and the capitalist system will collapse. Near-term fundamentals can become distorted and cause aberrations of results, such as "bubbles" or the current "post-bubble period". Clearly equity investors have not been rewarded over the past 2 1/2 years for the risk of investing in equities. In a word of caution, equity allocations should not be determined based on recent history, and therefore rendered more important. Long-term relationships must be utilized, which removes cycle analysis. The case for equities, especially small caps, is as clear and compelling today as ever.

As stated earlier, confidence must return to this market. A huge factor in our current bear market is a lack of confidence in Corporate America beginning with Corporate Governance (or the Trust Factor). Enron and Arthur Andersen have quickly turned into Adelphia, Global Crossing, TYCO and Worldcom. While we have to expect more to come, we must note that all the major companies with floating rumors have already been hit. While Congress sets meetings and blue ribbon commissions, real reforms always come from within. Pension plan sponsors are devising a list of governance issues most important to them. The key to this process is not just providing discipline to the unruly but setting standards that all can and should follow to regain the confidence of the investing public. Critical issues that need to be addressed have been raised for years by organizations like the Council of Institutional Investors. Their initiatives should be implemented immediately as a beginning to this process. These include:

   1) Annual elections of all directors.

   2) At least two-thirds of directors are to be independent.

   3) All shares should have equal voting rights.

   4) A simple majority of all votes is sufficient to approve business decisions.

   5) Shareholders should have better access to the proxy for corporate governance issues.

In addition, Corporate Boards need to be more accountable to shareholders, and provide greater direction to management compensation and performance. Independent oversight is the critical factor that our corporations need today. This must be done in order to restore shareholder confidence. For greater detail, please refer to the Council's web site at www.cii.org.
                                                  -----------

The focus on accounting and corporate governance is a future long-term positive as is the focus on "real" earnings. Small cap companies have always benefited from their superior growth statistics. In the most recent past, this has not been the case as the historical 20% premium has been a 5-10% discount over the past few years. We expect this to reverse as the accounting frauds focus attention on true growth stocks. True growth stocks are inherently the small cap issues we focus on rather than the behemoths that ruled the world in 1999 and 2000.

The economic recovery was clearly underway through June as the production managers index rose by over 25% on a year over year basis. Orders and production were both strong as the manufacturing sector reported positive results for the past five months. All this reversed in July and has renewed calls for further rate cuts. While July's results were clearly a negative, we are not ready to jump off the ship until we see a trend rather than a short-term blip. A slowing in consumer consumption can reverse quickly. The refinancing boom continues, and lower interest rates will start yet another surge in demand. Other actions could include increasing the money supply and lowering the tax burden.

No doubt the focus on a declining stock market has caused at least a pause in consumer spending. Over the past three weeks, the Dow has risen over 700 points and stability will rapidly calm the basic fears of a plummeting economy caused by a stock market panic. This was not the case in 1987, or in 1974-75. While consumer sentiment can be affected short-term by a declining stock market, we doubt it will cause permanent harm. Housing is a much more important asset class to the average American, and housing even if it slows, has a still strong underpinning. Therefore, while we recognize the possibility of a double-dip recession, we don't believe it is inevitable. A stock market bottom, a growing money supply (a better strategy than a furthering lowering of interest rates) and a 25-50 basis point rate cut would prevent the double-dip. We believe this recent economic blip and two plus years of weak corporate IT spending will start a backlog of demand which could be satisfied beginning in 2003. We remain concerned with market sentiment. After two consecutive years of negative returns, the market seems headed for a third, which could lead to the loss of the retail/individual investor. This occurred in 1973/1974, and the individual didn't return until the mid-1980's with the surge in mutual funds. The offset to this is that Small Caps had one of their best relative performance periods during this timeframe.

We remain steadfast in our belief that recovering economic growth leads to market gains. Emerald believes the case for Small Cap stocks remains intact:

   o Small cap stocks are economically sensitive, and historically outperform when the economy emerges from a recession.

   o Small cap stocks are truly the growth engines which many large cap companies aspired to be in the late 1990's. Recognition of their "real" growth will again result in a premium valuation for this asset class.

   o Small cap cycles have lasted 5 to 7 years. The current cycle started with the 4th Quarter of 1999, making this cycle 2 3/4 years old.

   o  Valuation parameters are much more attractive than Large Caps.

   o Analyst expectations have been lowered to such levels that a reversal is inevitable.

   o Junk Bond Spreads, which are highly correlated to Small Cap performance, may be key to future equity returns.

   o  Risk taking will reverse.

EMERALD GROWTH FUND

                                                            PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2002
                                                   ----------------------------------------------------------------------
                                                               AVERAGE ANNUAL RETURN
                                                   -----------------------------------------------        TOTAL RETURN
FUND/INDEX                                         ONE YEAR    FIVE YEARS     SINCE INCEPTION*<F1>   SINCE INCEPTION*<F1>
----------                                         --------    ----------     --------------------   --------------------
Emerald (HomeState PA) Growth Fund:
   Class A at NAV:                                 -17.92%       +6.99%             +13.60%                +246.34%
   Class A at MOP:                                 -21.80%       +5.95%             +13.03%                +229.85%
Russell 2000 Index                                 - 8.45%       +4.56%             +10.50%                +164.72%
Russell 2000 Growth Index                          -25.00%       -1.98%             + 6.79%                + 89.87%
Morningstar Small-Company Funds Average            -10.48%       +6.14%             +13.28%                +237.15%

*<F1> Inception Date: 10/1/92

Past performance is no guarantee of future results. Emerald returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies, and the Russell 2000 Growth Index measures those companies within the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. Investments cannot be made in an index. The Morningstar Small-Company Funds Average represents 895, 467 and 126 small-company funds, respectively, for total return without regard to sales charge for the One Year, Five Year and Since Inception (10/1/92) periods. All performance results assume reinvestment of dividends. As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the fund's assets grow.

The growth investment environment continues to be the most difficult in the almost 10 year history of the Emerald Family of Funds. We have tried to combat the lack of reward in the growth sector by focusing on diversification and those sectors where growth has greater visibility than others. This would include financials and several segments associated with the consumer sector, including education, electronic games, and the gaming industry.

This market has generated a severe anti-growth bias. It really hasn't mattered whether you invested in large caps, mid caps or small caps like the Emerald Growth Fund.

                                            LAST 12 MONTHS
                    GROWTH INDICES          TOTAL RETURNS
                    --------------          -------------
                     Russell 3000               -26.4%
                     Russell 1000               -26.5%
                     Russell 2000               -25.0%

We are pleased that we have not seen an anti-small cap bias. In fact, the reverse is working, as over the last one year and three year periods, small caps have outperformed the large cap universe as identified by the Russell 1000.

      INDICES    TOTAL RETURN LAST 12 MONTHS    TOTAL RETURN 3 YEARS ANNUALIZED
      -------    ---------------------------    -------------------------------
    Russell 1000            -17.9%                           -8.6%
    Russell 2000             -8.6%                           +1.7%

Financials have been the best sector in the Growth Fund, as the small community banks gain market share, enhance asset quality and gain deposits at the expense of its larger counterparts. Consumer and small business loan growth has been strong on a relative basis and at least satisfactory on a nominal basis. Asset quality has actually improved for many of our holdings in stark contrast to their larger cap counterparts. Deposits may actually be growing because of the lack of returns in the stock market. Insurance industry stocks have actually been helped by the events of September 11th, which raised future insurance rates. The insurance cycle seems to be on an upswing which could last several years. Our Pennsylvania roots have enabled us to participate in a number of excellent companies in this sector, including Penn America Group and Philadelphia Consolidated Holdings, both headquartered in Pennsylvania.

Electronic games were a major theme last Christmas season and we believe will be a major event again this year. With renewed hardware sales following expected price cuts, software titles will be a major gift item for at least a couple more years. Beneficiaries of this trend include Electronics Boutique (retail stores) and Activision (software game developer).

The other sector, (besides financials) in which we were overweighted in comparison to our Russell 2000 growth bogey, was Consumer Non-Durables. While maintaining an overweighting in Consumer Stocks is very controversial today given the wealth destruction that has occurred in the stock market, we maintain that housing wealth remains a more important indicator than stock market wealth. We held this belief during the boom years of the market, so not only is the argument not new for us, but we haven't changed our viewpoint at all. Let's look at the argument. Stocks comprise less than 20% of household assets, while housing comprises almost 30%. Equity portfolios represent retirement savings for most of Americans, not the basis of his current spending trends.
Conversely, housing is more important since the mortgage payment is directly involved in the give and take for all other consumer spending. While it is a fact that consumers are spending more on housing, the offset is the powerful refinancing boom of the last two years. Consumers who refinanced have a permanent gain in their disposable income, which we believe will continue to support their spending trends as well as the psychological support of higher home prices.

We have benefited from our emphasis on a rebound in radio advertising by investing in two leaders (Entercom Communications and SAGA Communications) in smaller local markets where advertising trends have held up better in the downturn. In addition, indications are already present that local advertising is picking up and future bookings are increasing.

The gaming industry has shown some economic resiliency. Riverboat gaming, increased slot machine approvals and table games have been the focus of our attention. Earnings growth over the next two years looks to be very attractive based on their long-term prospects. Finally J. Jill, a specialty catalog and retailer of women's apparel, has exhibited strong sales and earnings over the past few quarters.

During this critical time period, Emerald continues to focus on our mandate to maximize returns and minimize risks by capitalizing on the inefficiencies inherent in today's small-cap markets. Emerald is dedicated to intense fundamental, bottom-up research designed to identify unrecognized, under-researched and undervalued growth companies.

Emerald believes that superior, in-house fundamental investment research is the key to outperforming the major market indices. By constructing portfolios primarily comprised of small cap companies that "we know better than anyone else," we will, in the long run, add value to our growth portfolio.

The entire Emerald investment team is dedicated to fundamental, bottom-up research designed to identify unrecognized, under-researched, and undervalued companies. Emerald seeks only companies who have distinct competitive advantages within their respective industries and who have superior growth rates relative to their peers and the market. Emerald's analysts are constantly on the road visiting companies, meeting management and workers, and touring facilities. This hands-on approach provides Emerald insight into industry trends as well as company specific trends. We believe this provides Emerald with an advantage over other managers who rely solely on research from Wall Street firms.

The Emerald process includes the production of an internal report on each company, which includes a brief company description, its competitive advantage, an assessment of management, specific growth drivers, risks, valuation (and its comparables), and why Emerald should buy now. Idea generation resides with Emerald Research and the portfolio management team.

The risk characteristics of each company (i.e. volatility, stability of earnings, maturity of product line, etc.) help determine the weighting of each security. For example, an emerging growth stock may receive a half weighting in comparison to a less risky, more mature company with equal attractiveness on a valuation basis. When economic growth returns we expect adherence to our philosophy and process will be rewarded.

THE EMERALD SELECT BANKING AND FINANCE FUND

                                                             PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2002
                                                   -----------------------------------------------------------------------
                                                                AVERAGE ANNUAL RETURN
                                                   -----------------------------------------------       TOTAL RETURN
FUND/INDEX                                         ONE YEAR    FIVE YEARS    SINCE INCEPTION**<F3>   SINCE INCEPTION**<F3>
----------                                         --------    ----------    ---------------------   ---------------------
Emerald Select Banking &
  Finance Fund:*<F2>
   Class A at NAV                                  +19.96%       +11.06%            +13.55%                 +97.68%
   Class A at MOP                                  +14.23%       + 9.99%            +12.52%                 +88.26%
Russell 2000 Index                                 - 8.45%       + 4.56%              N/A                     N/A
Morningstar - Financial Funds Average              - 4.24%       + 9.71%              N/A                     N/A

  *<F2> Prior to 10/20/98 the Fund, called the Select Opportunities Fund, pursued a different objective.
 **<F3>   Inception Date: 2/18/97

Past performance is no guarantee of future results. The Select Banking and Finance Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Financial Funds Average represents 104 and 33 financial services funds for total return without regard to sales charges for the One Year and Five Year periods, respectively. All performance results assume reinvestment of dividends.

As noted above, the Emerald Select Banking and Finance Fund continues its strong performance, besting all of its financial sector fund peers for the quarter and six months ended June 30th, according to Morningstar (119 funds ranked for total return without regard to sales charges). The community bank sector in which the Emerald Fund concentrates has some substantial advantages to their bigger compatriots, especially in this recessionary and slow recovery environment.

   1)  Personalized customer service

   2)  Better asset quality (incredibly still improving)

   3)  Lower funding costs through consumer deposits

   4) Steady loan growth from the consumer sector as well as small business loans

   5)  Greater opportunity for increasing fee income

   6)  Limited stock option exposure if expensed

   7)  Lower risk business plan

Emerald concentrates on small cap institutions (Morningstar computes a $358 million median market cap for Emerald vs. $21.0 billion for the average financial services fund as of the June 30, 2002 data release) with:

   1)  Solid earnings growth

   2)  Leading and defensible franchises

   3)  Strong asset quality

   4)  Experienced management teams

Emerald's major competitive advantage is our concentration on the smaller financial services companies. Many of our competitors have grown their assets too large to invest in many of our favorite institutions. We have been able to invest a substantial amount in your Fund in institutions that have eventually been taken over by other larger institutions. Many of our holdings are not even found in our competitor's mutual funds because of their size. As a small fund in terms of assets under management, we have a distinct advantage over these mutual fund behemoths.

Large cap banking institutions face many major problems today. Credit card operations have deteriorating asset quality concerns. Many large financial institutions have venture capital portfolios, which still need to be addressed or written off. Asset quality issues also surround large corporate syndicated credits and foreign loans, especially Latin American credits. In 95% of the segment we invest in, small community banks and thrifts aren't even involved in these problem areas.

In spite of our good performance, we still find this sector quite attractive on both an earnings outlook and valuation standpoint. From a macro perspective, demographics enhance this sector in terms of savings and the ever-increasing need for financial services. Insurance, savings and checking services, trusts, annuities, etc. are among the services which are on the rise. The steep yield curve is helping each institution's net interest margins. Since we see the Fed wanting to keep the curve in its present shape, the current spread will remain favorable over the next 12 months. Our portfolio today is selling at roughly 14 times this year's earnings and just over 12 times next year's estimate.

Besides banks and thrifts, the Fund maintains exposure in REIT's, insurance companies and money management firms, like our largest holding, Federated Investors. Federated Investors is one of the largest and most profitable investment management firms in the country. Despite the challenging financial markets, Federated continues to generate strong earnings growth with EPS rising 25% year to date. Federated's growth is a product of it's well-balanced portfolio of mutual fund holdings, expansive distribution network and tight cost controls. Federated is recognized as the leading provider of money market mutual funds, which was the key driver of its 15% growth in assets under management to over $185 billion. The company generates significant positive cash flow, a significant portion of which has been consistently employed to repurchase the company's shares, which we view as a strong sign of management's confidence in the company's outlook. We believe Federated is well positioned to continue to generate consistently strong financial results in both good and bad financial markets. In addition, we believe the company's growth prospects are not fully recognized in the stock, as the company continues to trade at a discount to its industry peers. As we stated in our comments regarding the Growth Fund, Insurance industry stocks have actually been helped by the events of September 11th, which raised future insurance rates. The insurance cycle seems to be on an upswing, which could last several years. Our Pennsylvania roots have enabled us to participate in a number of excellent companies in this sector, including Penn America Group and Philadelphia Consolidated Holdings, both headquartered in Pennsylvania.

We believe the bank and thrift sector will continue to shrink. In 1995, there were 14,000 banks in America. By 2002, this number fell to just 8,000, a decline of 43%. Consolidation is inevitable as technology costs grow and competition heats up. In the last 12 months, the consolidation trend slowed due to the slow economy and the events of September 11th. In 2003, this may change as consolidation will enhance the profitability of this sector and enable relative growth rates to remain ahead of the pack as the economy recovers.

EMERALD SELECT TECHNOLOGY FUND

                                                             PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2002
                                                   -----------------------------------------------------------------------
                                                                AVERAGE ANNUAL RETURN
                                                   -----------------------------------------------       TOTAL RETURN
FUND/INDEX                                         ONE YEAR    THREE YEARS   SINCE INCEPTION**<F5>   SINCE INCEPTION**<F5>
----------                                         --------    ----------    ---------------------   ---------------------
Emerald Select Technology Fund*<F4>
   Class A at NAV                                  - 53.76%     - 17.83%            - 8.08%                - 32.48%
   Class A at MOP                                  - 55.97%     - 19.16%            - 9.03%                - 35.69%
Russell 2000 Index                                 -  8.45%     +  1.80%            + 3.06%                + 15.09%
Russell 2000 Growth Index                          - 25.00%     -  9.63%            - 4.08%                - 17.66%
Morningstar - Technology Funds Average             - 45.04%     - 19.74%            + 0.55%                +  2.59%

 *<F4> Prior to 2/29/00 the Fund, called the Year 2000 Fund, focused on a specific industry within the technology sector.
 **<F5>   Inception Date: 10/31/97

As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow. Past performance is no guarantee of future results. Emerald returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies, and the Russell 2000 Growth Index measures those companies within the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. Investments cannot be made in an index. The Morningstar Technology Funds Average represents 360, 114 and 70 technology funds, respectively, for total return without regard to sales charges for the One Year, Three Year and Since Inception (10/31/97) periods.
All performance results assume reinvestment of dividends.

In earlier reports to you our shareholders, we discussed the cyclicality of the tech sector showing up on the list of investor's concerns. What has become increasingly apparent is that the last up-cycle was even more inflated than was previously thought.

From the mid-1990's to 2000, the various aspects of technological innovation spread into even greater aspects of our everyday life. Semiconductors found a greater place in our cars, homes, appliances, etc. PCs further penetrated the home to the point that multi-PC homes are more of a norm for many families.
Cell phones became ubiquitous to the point where today people are giving up land lines and using the decreased costs of cell phone packages to utilize their mobile phones as their only communication device.

Telecom spending exploded as the networking and fiber optic firms sold billions in new equipment to connect everyone and everything to the Internet. Its allure was intoxicating to businesses and consumers alike. In addition, we saw the growing use of wireless hand-held devices.

Corporate IT spending exploded in the late 1990's as productivity enhancements were the clarion call. Customer Relationship Management (CRM) software, web site management, and Y2K spending all expanded to levels never before seen.

The excess spending buoyed the "New Economy" calls and had industry consultants extrapolating spending trends that couldn't possibly come true. But, indeed, cycles were not dead, and spending forecasts, as it turned out, were overdone. It is clear now, that fiber buried around the world may never be used. Cell phone penetration rates were exaggerated, and although the Internet continues to grow, the expectation for buying goods and services over broadband connections seems now as farfetched as the decade old call for a paperless society.

The trouble with the current cycle is that the upside recovery is continually being pushed out. Semiconductor oversupply is still evident, and the 2-3 year PC cycle appears to now be a 3-4 year period, since no new "must buy" catalyst has appeared. The telecom sector appears dead in the water for at least the next 18 months until usage offsets some of the overcapacity, or the existing infrastructure becomes obsolete.

Chief Information Officers have kept IT spending low, as CEO's are rewarding them for not spending rather than on enhancing the enterprise. These trends appear to be prolonging themselves rather than being poised for turnaround. We did have an upturn in March-April as inventory build was mistaken for the start of the turnaround. We believe another inventory build may occur in the second half of the year, but probably will not be the introduction of a new cycle. Nonetheless, given the present depressed prices in small cap tech land, we could see at least a relief rally.

Our continuing emphasis on the small cap end of the marketplace will be rewarded when the cycle turns. We continue to believe valuations and earning growth favors our holdings vs. the still overvalued top 20 tech names. We believe many of Technology's growth fundamentals still exist for the long term, and that the next up-cycle will begin within the next twelve months. The catalysts for the recovery include the ongoing adoption of electronics in consumer products, and increased corporate confidence to invest in the future - recognizing that, historically, corporate America has always justified Technology spending (and will again) for increased productivity and competitiveness.

Areas for future investment focus include: higher density semiconductors that meet the needs for increased features at a lower price; a resumption of corporate PC purchases as pre-Y2K computers reach their end of life; expanded wireless communications in non-voice applications including autos and home appliances and corporate IT spending for improved design, production and management productivity. We continue to believe the move from aluminum circuits to copper in the semi-conductor industry is a major growth driver in this space. We have concentrated on Rudolph Technologies (specializing in copper metrology) to exploit this trend. Other exposure to this segment includes Cabot Microelectronics, FEI Corp., and Semitool. Many risks come with this category as semiconductor cycles can come and go quickly with little lead times. The need for flexibility in response to a rapidly changing industry makes a buy and hold strategy quite difficult. As a small fund, we adjust our holdings significantly within each reporting period in response to the rapidly changing world. For example, we have decreased our biotech holdings significantly, due to a lack of FDA leadership, the higher cost of clinical trials, and the deteriorating corporate balance sheet. Until these items are addressed, our stock picking in this sector remains very selective.

While these are trying times, our commitment made almost ten years ago to deliver the best investment portfolio through active research remains the foundation of Emerald. We thank you for your confidence in us. A final note:
Stacey L. Sears, a ten-year veteran of the Funds' adviser and its parent company, joined the portfolio management staff in January. We wish her well during her current maternity leave and will welcome her added insights to our December report. We also welcome to our Fund family two new members of the Board of Trustees: Bart Harrison and Rich Masterson join the Board as independent Trustees, each bringing unique qualifications of experience, expertise and insight. We look forward to their contributions in the months and years to come.

Sincerely,

/s/Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Chief Investment Officer
Portfolio Manager

The views expressed are the opinions of the portfolio manager as of the reporting date and are subject to change.

ABOUT THE PERFORMANCE INFORMATION APPEARING IN THE LETTERS TO SHAREHOLDERS:

All performance information is presented on a total return basis unless otherwise noted and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate with market conditions so that shares may be worth more or less than their original cost when redeemed. Funds that invest in a particular industry or geographic region may involve a greater degree of risk than funds with a more diversified portfolio. All three Emerald Mutual Funds invest in the stocks of smaller-sized companies, which may involve higher risk and increased volatility than the stocks of larger companies. Write or call for a free copy of the Funds' current prospectus, which contains more complete information including management fees, sales charges and other charges and expenses, and which you should read carefully before investing.

THE EMERALD GROWTH FUND

THE FUND AT A GLANCE

             Emerald Growth Fund Class A Performance Comparison vs.
                Russell 2000*<F6> and Russell 2000 Growth**<F7>
                   Growth of Hypothetical $10,000 Investment

                        AVG.  ANNUAL TOTAL RETURN+<F10>

                                  1 YEAR       5 YEAR    INCEPTION
Emerald Growth Class A
  (load adjusted)***<F8>         (21.80)%       5.95%     13.03%
Emerald Growth Class A
  (without load)                 (17.92)%       6.99%     13.60%
Russell 2000                      (8.45)%       4.56%     10.50%****<F9>
Russell 2000 Growth Index         (25.00)%     (1.98)%     6.79%

                The Emerald        The Emerald
                Growth Fund        Growth Fund
                  Class A            Class A          Russell     Russell 2000
    Date      (load adjusted)     (without load)     2000 Index    Growth Fund
    ----      ---------------     --------------     ----------    -----------
  6/30/92          $9,525            $10,000          $10,000        $10,000
  6/30/93         $10,449            $10,970          $12,096        $12,493
  6/30/94         $11,897            $12,490          $12,455        $12,599
  6/30/95         $15,343            $16,108          $14,702        $15,859
  6/30/96         $21,470            $22,541          $18,231        $20,060
  6/30/97         $23,523            $24,696          $21,186        $20,982
  6/30/98         $29,413            $30,880          $24,745        $23,750
  6/30/99         $26,695            $28,027          $25,104        $25,721
  6/30/00         $44,469            $46,687          $28,738        $33,023
  6/30/01         $40,191            $42,195          $28,916        $25,316
  6/30/02         $32,985            $34,634          $26,472        $18,987

   *<F6> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
  **<F7> The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.
 ***<F8> The Fund's Class A total returns since Inception (October 1, 1992) and for one and five years reflect the effect of the maximum sales load charge of 4.75%.
****<F9> Return does not include continuous dividend reinvestments as information is not available.
  +<F10>   Past performance is not indicative of future performance.

THE EMERALD GROWTH FUND

TOP TEN HOLDINGS AS OF JUNE 30, 2002

ISSUE                                      % OF FUND        ISSUE                                           % OF FUND
-----                                      ---------        -----                                           ---------
1. Education Management Corporation            2.18%        6.  The Wet Seal, Inc. -- Class A                   1.93%
2. OM Group, Inc.                              2.16%        7.  Philadelphia Consolidated Holding Corp.         1.93%
3. J.  Jill Group Inc.                         2.13%        8.  Paragon Technologies, Inc.                      1.92%
4. Saga Communications, Inc. -- Class A        1.97%        9.  Entercom Communications Corp. -- Class A        1.87%
5. Harleysville National Corporation           1.93%       10.  American Italian Pasta Company                  1.86%

THE EMERALD GROWTH FUND

THE FUND AT A GLANCE

             Emerald Growth Fund Class C Performance Comparison vs.
               Russell 2000*<F11> and Russell 2000 Growth**<F12>
                   Growth of Hypothetical $10,000 Investment

                         CUMULATIVE TOTAL RETURN+<F14>

                                                    1 YEAR      INCEPTION
Emerald Growth Class C (load adjusted)***<F13>     (20.07)%     (14.79)%
Emerald Growth Class C (without load)              (18.42)%     (14.37)%
Russell 2000                                        (8.45)%      (4.02)%
Russell 2000 Growth                                (25.00)%     (24.18)%

                  The Emerald      The Emerald
                  Growth Fund      Growth Fund                      Russell
                    Class C          Class C          Russell     2000 Growth
     Date       (load adjusted)   (without load)     2000 Index      Index
     ----       ---------------   --------------     ----------   -----------
    7/1/2000        $9,900           $10,000          $10,000       $10,000
   9/30/2000        $9,460            $9,556          $10,114        $9,603
  12/31/2000        $8,301            $8,384           $9,420        $7,663
   3/31/2001        $7,649            $7,726           $8,808        $6,498
   6/30/2001        $8,903            $8,992          $10,062        $7,666
   9/30/2001        $7,291            $7,363           $7,980        $5,513
  12/31/2001        $8,473            $8,556           $9,665        $6,956
   3/31/2002        $8,388            $8,468          $10,052        $6,820
   6/30/2002        $7,263            $7,332           $9,211        $5,749

  *<F11> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
 **<F12> The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.
***<F13> The Fund's Class C total returns since Inception (July 1, 2000) and for one year reflect the effect of the maximum front-end sales load charge of 1.00% and the one year return also reflects the 1.00% contingent deferred sales charge.
  +<F14>   Past performance is not indicative of future performance.

THE EMERALD SELECT BANKING AND FINANCE FUND

THE FUND AT A GLANCE

   Emerald Select Banking and Finance Fund Class A Performance Comparison vs.
          Russell 2000*<F15> Growth of Hypothetical $10,000 Investment

                         AVG. ANNUAL TOTAL RETURN+<F17>

                                            1 YEAR       5 YEAR     INCEPTION
Emerald Select Banking & Finance
  Class A (load adjusted)**<F16>            14.23%        9.99%       12.52%
Emerald Select Banking & Finance
  Class A (without load)                    19.96%       11.06%       13.55%
Russell 2000                               (8.45)%        4.56%        5.75%

                 The Emerald Select       The Emerald Select
                Banking and Finance      Banking and Finance
                    Fund Class A             Fund Class A            Russell
     Date         (load adjusted)           (without load)         2000 Index
     ----          --------------           --------------         ----------
   12/31/96            $9,525                  $10,000               $10,000
    6/30/97           $11,144                  $11,700               $10,804
   12/31/97           $12,758                  $13,394               $11,988
    6/30/98           $13,324                  $13,989               $12,620
   12/31/98           $10,137                  $10,643               $11,720
    6/30/99           $13,265                  $13,926               $12,803
   12/31/99           $11,821                  $12,411               $14,222
    6/30/00           $11,155                  $11,711               $14,656
   12/31/00           $13,608                  $14,286               $13,807
    6/30/01           $15,698                  $16,480               $14,747
   12/31/01           $15,723                  $16,507               $14,165
    6/30/02           $18,826                  $19,768               $13,500

  *<F15> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
 **<F16> The Fund's Class A total returns since Inception (February 18, 1997) and for five years and one year reflect the effect of the maximum sales load charge of 4.75%.
  +<F17>   Past performance is not indicative of future performance.

THE EMERALD SELECT BANKING AND FINANCE FUND

TOP TEN HOLDINGS AS OF JUNE 30, 2002

ISSUE                                    % OF FUND          ISSUE                                    % OF FUND
-----                                    ---------          -----                                    ---------
1.   Federated Investors, Inc.               2.84%          6.  Harleysville National Corporation        1.90%
2.   Colombia Bancorp                        2.64%          7.  Summit Bancshares, Inc.                  1.77%
3.   Bank of the Ozarks, Inc.                2.27%          8.  Commonwealth Bancorp, Inc.               1.74%
4.   Southern Financial Bancorp, Inc.        2.17%          9.  CCBT Financial Companies Inc.            1.73%
5.   Alabama National BanCorporation         2.08%         10.  Webster Financial Corporation            1.67%

THE EMERALD SELECT BANKING AND FINANCE FUND

THE FUND AT A GLANCE

   Emerald Select Banking and Finance Fund Class C Performance Comparison vs.
                               Russell 2000*<F18>
                   Growth of Hypothetical $10,000 Investment

                      CUMULATIVE ANNUAL TOTAL RETURN+<F20>

                                                 1 YEAR          INCEPTION
Emerald Select Banking & Finance
  Class C (load adjusted)**<F19>                 17.01%            28.60%
Emerald Select Banking & Finance
  Class C (without load)                         19.22%            29.24%
Russell 2000                                    (8.45)%           (4.02)%

                   The Emerald Select      The Emerald Select
                  Banking and Finance      Banking and Finance
                      Fund Class C            Fund Class C           Russell
     Date           (load adjusted)          (without load)        2000 Index
     ----           ---------------          --------------        ----------
    7/1/2000             $9,900                  $10,000             $10,000
   9/30/2000            $11,087                  $11,199             $10,114
  12/31/2000            $12,050                  $12,172              $9,420
   3/31/2001            $12,087                  $12,209              $8,808
   6/30/2001            $13,864                  $14,000             $10,062
   9/30/2001            $13,277                  $13,408              $7,980
  12/31/2001            $13,836                  $13,972              $9,665
   3/31/2002            $15,006                  $15,153             $10,052
   6/30/2002            $16,527                  $16,689              $9,211

 *<F18> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
**<F19> The Fund's Class C total returns since Inception (July 1, 2000) and for one year reflect the effect of the maximum front-end sales load charge of 1.00% and the one year return also reflects the 1.00% contingent deferred sales charge.
 +<F20>    Past performance is not indicative of future performance.

THE EMERALD SELECT TECHNOLOGY FUND

THE FUND AT A GLANCE

       Emerald Select Technology Fund Class A Performance Comparison vs.
               Russell 2000*<F21> and Russell 2000 Growth**<F22>
                   Growth of Hypothetical $10,000 Investment

                        AVG.  ANNUAL TOTAL RETURN+<F24>

                                                  1 YEAR        INCEPTION
Emerald Select Technology
  Class A (load adjusted)***<F23>                (55.97)%        (9.03)%
Emerald Select Technology
  Class A (without load)                         (53.76)%        (8.08)%
Russell 2000                                      (8.45)%          3.06%
Russell 2000 Growth Index                        (25.00)%        (4.08)%

                  The Emerald         The Emerald
                     Select              Select                      Russell
                Technology Fund     Technology Fund     Russell       2000
                    Class A             Class A           2000       Growth
     Date       (load adjusted)      (without load)      Index        Index
     ----       ---------------      --------------      -----        -----
    6/30/97          $9,525             $10,000         $10,000      $10,000
   12/31/97         $10,144             $10,650         $10,220       $9,767
    6/30/98         $11,516             $12,090         $10,758      $10,300
   12/31/98         $10,354             $10,870          $9,991       $9,887
    6/30/99         $11,592             $12,170         $10,914      $11,155
   12/31/99         $29,628             $31,105         $12,124      $14,148
    6/30/00         $28,858             $30,297         $12,494      $14,322
   12/31/00         $18,613             $19,541         $11,770      $10,975
    6/30/01         $13,908             $14,601         $12,572      $10,979
   12/31/01         $10,196             $10,704         $12,076       $9,962
    6/30/02          $6,431              $6,752         $11,509       $8,234

   *<F21>   The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
  **<F22>   The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-
            than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.
 ***<F23>   The Fund's Class A total returns from Inception (October 31, 1997)
            and for one year reflect the effect of the maximum sales load charge of 4.75%.
   +<F24>   Past performance is not indicative of future performance.

THE EMERALD SELECT TECHNOLOGY FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2002

ISSUE                                                 % OF FUND          ISSUE                                 % OF FUND
-----                                                 ---------          -----                                 ---------
 1.  Integrated Circuit Systems, Inc.                     4.64%          6.   Cognos, Inc.                         3.17%
 2.  Affiliated Computer Services, Inc. -- Class A        4.42%          7.   Cadence Design Systems, Inc.         3.01%
 3.  eBay Inc.                                            3.83%          8.   Rudolph Technologies, Inc.           2.71%
 4.  Cabot Microelectronics Corporation                   3.48%          9.   Zoran Corporation                    2.70%
 5.  Intersil Corporation -- Class A                      3.39%         10.   Benchmark Electronics, Inc.          2.61%

THE EMERALD SELECT TECHNOLOGY FUND

THE FUND AT A GLANCE

       Emerald Select Technology Fund Class C Performance Comparison vs.
               Russell 2000*<F25> and Russell 2000 Growth**<F26>
                   Growth of Hypothetical $10,000 Investment

                      CUMULATIVE ANNUAL TOTAL RETURN+<F28>

                                               1 YEAR            INCEPTION
Emerald Select Technology
  Class C (load adjusted)***<F27>             (54.88)%            (53.29)%
Emerald Select Technology
  Class C (without load)                      (53.99)%            (53.05)%
Russell 2000                                   (8.45)%             (4.02)%
Russell 2000 Growth Index                     (25.00)%            (24.18)%

                   The Emerald         The Emerald
                      Select              Select                     Russell
                 Technology Fund     Technology Fund     Russell      2000
                     Class C             Class C           2000      Growth
     Date        (load adjusted)      (without load)      Index       Index
     ----         --------------      -------------       -----       -----
    7/1/2000          $9,900             $10,000         $10,000     $10,000
   9/30/2000          $9,592              $9,689         $10,114      $9,603
  12/31/2000          $6,370              $6,434          $9,420      $7,663
   3/31/2001          $3,653              $3,690          $8,808      $6,498
   6/30/2001          $4,752              $4,800         $10,062      $7,666
   9/30/2001          $2,925              $2,955          $7,980      $5,513
  12/31/2001          $3,475              $3,510          $9,665      $6,956
   3/31/2002          $3,138              $3,170         $10,052      $6,820
   6/30/2002          $2,187              $2,209          $9,211      $5,749

  *<F25> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
 **<F26> The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.
***<F27> The Fund's Class C total returns from Inception (July 1, 2000) and for one year reflect the effect of the maximum front-end sales load charge of 1.00% and the one year return also reflects the 1.00% contingent deferred sales charge.
  +<F28>   Past performance is not indicative of future performance.

EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS                                          JUNE 30, 2002

                                                                      MARKET
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCKS -- 95.8%

AEROSPACE & DEFENSE -- 0.8%
     The Titan Corporation*<F29>                           37,100  $   678,559
                                                                   -----------

AIRLINES -- 0.5%
     AirTran Holdings, Inc.*<F29>                          82,300      440,305
                                                                   -----------

COMMUNICATIONS & BROADCASTING -- 4.9%
     Entercom Communications Corp. -- Class A*<F29>        35,070    1,609,713
     4Kids Entertainment, Inc.*<F29>                       33,015      683,411
     Mediacom Communications Corporation*<F29>             34,400      267,976
     Saga Communications, Inc. -- Class A*<F29>            75,750    1,704,375
                                                                   -----------
     TOTAL COMMUNICATIONS & BROADCASTING                             4,265,475
                                                                   -----------

ENTERTAINMENT & LEISURE -- 3.4%
     Alliance Gaming Corporation*<F29>                     61,700      753,974
     Boyd Gaming Corporation*<F29>                         65,800      947,520
     Shuffle Master, Inc.*<F29>                            67,000    1,230,790
                                                                   -----------
     TOTAL ENTERTAINMENT & LEISURE                                   2,932,284
                                                                   -----------

FINANCE & INSURANCE -- 18.2%

     INSURANCE CARRIERS -- 5.8%
     Erie Indemnity Company -- Class A                     14,600      591,446
     Harleysville Group Inc.                               20,300      562,716
     Markel Corporation*<F29>                               6,000    1,182,000
     Penn-America Group, Inc.                              97,680    1,028,570
     Philadelphia Consolidated Holding Corp.*<F29>         36,700    1,663,978
                                                                   -----------
                                                                     5,028,710
                                                                   -----------

     INVESTMENT COMPANIES -- 1.7%
     Federated Investors, Inc.                             42,450    1,467,497
                                                                   -----------

     SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 1.2%
     Commonwealth Bancorp, Inc.                            12,450      369,391
     Progress Financial Corporation                        72,068      701,870
                                                                   -----------
                                                                     1,071,261
                                                                   -----------

     STATE & NATIONAL BANKS -- 9.5%
     The Banc Corporation*<F29>                            32,200      280,784
     Community Banks, Inc.                                 22,984      676,189
     First Colonial Group, Inc.                            32,755      758,442
     F.N.B. Corporation                                    19,688      540,632
     Fulton Financial Corporation                          24,857      470,543
     Harleysville National Corporation                     61,830    1,670,028
     Local Financial Corporation*<F29>                     30,200      492,562
     National Penn Bancshares, Inc.                        15,759      412,886
     Royal Bancshares of Pennsylvania, Inc. -- Class A     30,050      643,371
     S&T Bancorp, Inc.                                     21,250      573,750
     Sun Bancorp, Inc.                                     25,401      622,070
     Susquehanna Bancshares, Inc.                          11,800      267,978
     United National Bancorp                                9,400      216,200
     Univest Corporation of Pennsylvania                   10,100      373,700
     Yardville National Bancorp                             8,400      167,496
                                                                   -----------
                                                                     8,166,631
                                                                   -----------
     TOTAL FINANCE & INSURANCE                                      15,734,099
                                                                   -----------

FOOD, BEVERAGES & TOBACCO -- 6.0%
     American Italian Pasta Company*<F29>                  31,400    1,601,086
     Buca, Inc.*<F29>                                      74,000    1,409,700
     CEC Entertainment Inc.*<F29>                          30,000    1,239,000
     Hershey Foods Corporation                             15,059      941,188
                                                                   -----------
     TOTAL FOOD, BEVERAGES & TOBACCO                                 5,190,974
                                                                   -----------

MANUFACTURING -- 44.9%

     BIOTECHNOLOGY -- 4.2%
     Alpharma Inc. -- Class A                              15,300      259,794
     BioSphere Medical Inc. *<F29>                         32,500      125,125
     Celgene Corporation*<F29>                             51,530      788,409
     Charles River Laboratories
       International, Inc.*<F29>                           24,600      862,230
     Emisphere Technologies, Inc.*<F29>                    58,940      242,243
     Martek Biosciences Corporation*<F29>                   5,900      123,428
     Neose Technologies, Inc.*<F29>                        11,210      122,189
     SangStat Medical Corporation*<F29>                    46,900    1,077,762
                                                                   -----------
                                                                     3,601,180
                                                                   -----------

     BUILDING & HOUSING -- 0.7%
     Berger Holdings, Ltd.*<F29>                          110,550      569,332
                                                                   -----------

     CHEMICALS & ALLIED PRODUCTS -- 5.4%
     Airgas, Inc.*<F29>                                    42,400      733,520
     Cabot Microelectronics Corporation*<F29>              29,300    1,264,588
     OM Group, Inc.                                        30,030    1,861,860
     Spartech Corporation                                  30,300      825,069
                                                                   -----------
                                                                     4,685,037
                                                                   -----------

     MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 14.3%
     AMETEK, Inc.                                          21,500      800,875
     Benchmark Electronics, Inc.*<F29>                     50,900    1,476,100
     C&D Technologies, Inc.                                15,840      285,437
     ChipPAC, Inc. -- Class A*<F29>                        92,200      569,796
     Cymer, Inc.*<F29>                                     15,000      525,600
     ESCO Technologies Inc.*<F29>                          34,000    1,190,000
     Herley Industries, Inc*<F29>                          23,465      497,693
     Integrated Circuit Systems, Inc.*<F29>                70,600    1,425,414
     Intersil Corporation -- Class A*<F29>                 40,900      874,442
     Kulicke and Soffa Industries, Inc.*<F29>              54,600      676,494
     Photronics, Inc.*<F29>                                42,900      812,526
     Rudolph Technologies, Inc.*<F29>                      45,250    1,128,083
     Semitool, Inc.*<F29>                                  66,950      546,312
     Silicon Storage Technology, Inc.*<F29>                26,200      204,360
     II-VI Incorporated*<F29>                              70,800    1,045,716
     Universal Display Corporation*<F29>                   29,800      247,340
                                                                   -----------
                                                                    12,306,188
                                                                   -----------

     MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT -- 4.6%
     Met-Pro Corporation                                   80,000    1,161,600
     Paragon Technologies, Inc.*<F29>                     204,715    1,658,192
     York International Corporation                        35,000    1,182,650
                                                                   -----------
                                                                     4,002,442
                                                                   -----------

     PAPER & FOREST PRODUCTS -- 1.3%
     P.H. Glatfelter Company                               59,560    1,119,728
                                                                   -----------

     PHARMACEUTICAL PREPARATIONS -- 3.0%
     Columbia Laboratories, Inc.*<F29>                     96,700      580,200
     K-V Pharmaceutical Company -- Class A*<F29>           31,100      839,700
     The Medicines Company*<F29>                           53,900      664,587
     Salix Pharmaceuticals, Ltd.*<F29>                     30,700      468,482
                                                                   -----------
                                                                     2,552,969
                                                                   -----------

     PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 5.8%
     Cytyc Corporation*<F29>                                9,700       73,914
     Environmental Tectonics Corporation*<F29>            199,000    1,333,300
     Haemonetics Corporation*<F29>                         20,000      584,000
     Hologic, Inc.*<F29>                                    7,000      101,290
     IGEN International, Inc.*<F29>                        38,200    1,203,300
     Respironics, Inc.*<F29>                               43,200    1,470,960
     ThermoGenesis Corp.*<F29>                            130,900      277,508
                                                                   -----------
                                                                     5,044,272
                                                                   -----------

     SOFTWARE -- 4.1%
     Activision, Inc.*<F29>                                47,000    1,365,820
     Cadence Design Systems, Inc.*<F29>                    25,840      416,537
     Midway Games Inc.*<F29>                              122,300    1,039,550
     MSC. Software Corp.*<F29>                             60,400      540,580
     Neoware Systems, Inc.*<F29>                           17,800      201,852
                                                                   -----------
                                                                     3,564,339
                                                                   -----------

     TELECOMMUNICATIONS EQUIPMENT -- 1.5%
     C-COR.net Corp.*<F29>                                  9,600       67,200
     InterDigital Communications Corporation*<F29>         50,200      454,310
     SeaChange International, Inc.*<F29>                   92,900      815,662
                                                                   -----------
                                                                     1,337,172
                                                                   -----------
     TOTAL MANUFACTURING                                            38,782,659
                                                                   -----------

REAL ESTATE INVESTMENT TRUSTS -- 0.6%
     RAIT Investment Trust                                 20,000      474,600
                                                                   -----------

SERVICES -- 6.9%

     BUSINESS SERVICES -- 0.1%
     Internet Capital Group, Inc.*<F29>                   160,000       43,200
                                                                   -----------

     COMPUTER SERVICES -- 1.5%
     Amkor Technology, Inc.*<F29>                          50,105      311,653
     Ansoft Corporation*<F29>                              52,660      309,641
     MICROS Systems, Inc.*<F29>                             3,800      105,298
     Sanchez Computer Associates, Inc.*<F29>              135,650      604,999
                                                                   -----------
                                                                     1,331,591
                                                                   -----------

     MEDICAL SERVICES -- 1.3%
     Henry Schein, Inc.*<F29>                              18,200      809,900
     West Pharmaceutical Services, Inc.                    11,000      352,990
                                                                   -----------
                                                                     1,162,890
                                                                   -----------

     OIL & GAS SERVICES -- 1.5%
     Penn Virginia Corporation                             18,000      701,640
     PetroQuest Energy, Inc.*<F29>                         35,600      198,292
     Quicksilver Resources Inc.*<F29>                      15,200      392,920
                                                                   -----------
                                                                     1,292,852
                                                                   -----------

     PERSONAL SERVICES -- 2.2%
     Education Management Corporation*<F29>                46,150    1,879,689
                                                                   -----------

     TELECOMMUNICATION SERVICES -- 0.3%
     D&E Communications, Inc.                              21,200      222,812
                                                                   -----------
     TOTAL SERVICES                                                  5,933,034
                                                                   -----------

UTILITIES -- 1.6%
     Philadelphia Suburban Corporation                     67,493    1,363,359
                                                                   -----------

WHOLESALE & RETAIL TRADE -- 8.0%

     E-COMMERCE -- 0.5%
     1-800-FLOWERS.COM, Inc. -- Class A*<F29>              36,500      407,340
                                                                   -----------

     MISCELLANEOUS RETAIL STORES -- 2.3%
     Electronics Boutique Holdings Corp.*<F29>             48,510    1,421,343
     PETCO Animal Supplies, Inc.*<F29>                      5,000      124,550
     PETsMart, Inc.*<F29>                                  27,300      437,892
                                                                   -----------
                                                                     1,983,785
                                                                   -----------

     RETAIL APPAREL & ACCESSORY STORES -- 5.2%
     Charming Shoppes, Inc.*<F29>                          42,247      365,014
     J. Jill Group Inc.*<F29>                              48,500    1,840,575
     The Wet Seal, Inc. -- Class A*<F29>                   68,550    1,665,765
     Whitehall Jewellers, Inc.*<F29>                       31,500      653,625
                                                                   -----------
                                                                     4,524,979
                                                                   -----------
     TOTAL WHOLESALE & RETAIL TRADE                                  6,916,104
                                                                   -----------
     TOTAL COMMON STOCKS (COST $76,433,005)                         82,711,452
                                                                   -----------

                                                       PRINCIPAL
                                                         AMOUNT
                                                       ---------
SHORT-TERM INVESTMENTS -- 4.8%

     VARIABLE RATE DEMAND NOTES #<F30> -- 4.8%
     American Family Financial Services, Inc. 1.46%    $1,421,705    1,421,705
     Wisconsin Corporate Central Credit Union, 1.51%    1,031,104    1,031,104
     Wisconsin Electric Power Company, 1.46%            1,681,955    1,681,955
                                                                   -----------
     TOTAL SHORT-TERM INVESTMENTS (COST $4,134,764)                  4,134,764
                                                                   -----------
TOTAL INVESTMENTS (COST OF $80,567,769) -- 100.6%                   86,846,216
                                                                   -----------
OTHER ASSETS AND LIABILITIES, NET -- (0.6%)                           (535,950)
                                                                   -----------
NET ASSETS -- 100.0%                                               $86,310,266
                                                                   -----------
                                                                   -----------
 *<F29>   Non-income producing security.
 #<F30> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2002.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS                                          JUNE 30, 2002

                                                                      MARKET
                                                          SHARES      VALUE
                                                          ------      -----
COMMON STOCKS -- 95.4%

FINANCE & INSURANCE -- 90.0%

     INSURANCE CARRIERS -- 6.4%
     Harleysville Group Inc.                               17,200  $   476,784
     Kingsway Financial Services Inc.* <F31>+<F33>         27,700      313,010
     Markel Corporation*<F31>                               2,600      512,200
     Penn-America Group, Inc.                              15,000      157,950
     Philadelphia Consolidated Holding Corp. *<F31>        11,500      521,410
     Selective Insurance Group, Inc.                       23,700      671,421
                                                                   -----------
                                                                     2,652,775
                                                                   -----------

     INVESTMENT COMPANIES -- 3.7%
     Federated Investors, Inc.                             33,800    1,168,466
     Gabelli Asset Management Inc. -- Class A*<F31>         9,800      357,700
                                                                   -----------
                                                                     1,526,166
                                                                   -----------

     SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 10.9%
     Commonwealth Bancorp, Inc.                            24,100      715,047
     Dime Community Bancshares                             20,000      453,800
     First Indiana Corporation                             18,875      410,909
     First Keystone Financial, Inc.                         9,000      167,580
     FloridaFirst Bancorp, Inc.                            19,800      386,298
     Hudson City Bancorp, Inc.                              6,000      119,400
     Laurel Capital Group, Inc.                            11,750      240,699
     OceanFirst Financial Corp.                             7,350      177,429
     Parkvale Financial Corporation                        15,000      429,600
     Progress Financial Corporation*<F31>                  23,258      226,510
     Sterling Financial Corporation                        12,870      255,984
     Waypoint Financial Corp.                              10,800      211,140
     Webster Financial Corporation                         18,000      688,320
                                                                   -----------
                                                                     4,482,716
                                                                   -----------

     STATE & NATIONAL BANKS -- 69.0%
     Abigail Adams National Bancorp, Inc.                  22,750      319,182
     ACNB Corporation                                       2,000       43,600
     Alabama National BanCorporation                       19,800      857,142
     Allegiant Bancorp, Inc.                               25,425      461,972
     Arrow Financial Corporation                           11,830      402,102
     Associated Banc-Corp                                  15,400      580,734
     The Banc Corporation*<F31>                            25,300      220,616
     Bancorp Connecticut, Inc.                             19,900      558,394
     Bank of the Ozarks, Inc.                              41,800      933,812
     Banknorth Group, Inc.                                 20,687      538,276
     Banner Corporation                                    20,700      512,325
     BOK Financial Corporation*<F31>                       16,630      556,440
     CCBT Financial Companies Inc.                         25,000      710,250
     Century Bancorp, Inc. -- Class A                       2,500       68,425
     ChesterValley Bancorp Inc.                            20,000      314,000
     Codorus Valley Bancorp, Inc.                           5,300       84,482
     Colombia Bancorp                                      46,000    1,086,060
     The Colonial BancGroup, Inc.                          33,200      498,000
     Community Banks, Inc.                                 13,125      386,137
     Community First Bankshares, Inc.                      24,000      626,160
     CPB, Inc.                                             12,100      555,995
     First Colonial Group, Inc.                             7,436      172,180
     First Community Bancshares, Inc.                       7,900      265,914
     First Oak Brook Bancshares, Inc.                      13,700      432,509
     FirstMerit Corporation                                20,000      551,600
     F.N.B. Corporation                                    18,342      503,671
     FNB Corporation                                       20,000      609,200
     Fulton Financial Corporation                          22,477      425,490
     Great Southern Bancorp, Inc.                          15,400      612,920
     Harleysville National Corporation                     28,882      780,103
     Integra Bank Corporation                              16,400      367,360
     International Bancshares Corporation                  10,625      448,800
     Lakeland Financial Corporation                        10,100      291,284
     Leesport Financial Corporation                        21,800      425,536
     Legacy Bank of Harrisburg*<F31>^<F34>                 20,992      224,090
     Local Financial Corporation*<F31>                     40,300      657,293
     Main Street Banks, Inc.                               14,800      306,064
     MB Financial, Inc.                                    11,900      398,174
     Mercantile Bankshares Corporation                     12,700      521,081
     Nara Bancorp, Inc.                                    22,800      524,628
     National Penn Bancshares, Inc.                        15,985      418,807
     Oak Hill Financial, Inc.                              33,000      676,830
     Pacific Crest Capital, Inc.                           21,500      610,062
     PennRock Financial Services Corp.                      1,500       49,050
     Republic Bancorp Inc.                                  8,800      131,472
     Royal Bancshares of Pennsylvania, Inc. -- Class A     18,833      403,214
     S&T Bancorp, Inc.                                     16,800      453,600
     Sky Financial Group, Inc.                             24,391      515,870
     Southern Financial Bancorp, Inc.                      27,980      894,241
     Southside Bancshares, Inc.                            21,760      347,899
     SouthTrust Corporation                                 1,872       48,897
     Summit Bancshares, Inc.                               30,000      728,700
     Sun Bancorp, Inc.                                     24,688      604,609
     Sun Bancorp, Inc. -- New Jersey *<F31>                19,845      275,647
     Susquehanna Bancshares, Inc.                          23,300      529,143
     TriCo Bancshares                                      12,500      331,000
     U.S.B. Holding Co., Inc.                              29,970      617,382
     Union Bankshares Corporation                          15,500      409,665
     United National Bancorp                               23,500      540,500
     Virginia Financial Group, Inc.                        13,000      416,780
     Yardville National Bancorp                            27,900      556,326
                                                                   -----------
                                                                    28,391,695
                                                                   -----------
     TOTAL FINANCE & INSURANCE                                      37,053,352
                                                                   -----------

REAL ESTATE INVESTMENT TRUSTS -- 4.1%
     RAIT Investment Trust                                 27,000      640,710
     Thornburg Mortgage, Inc.                              25,000      492,000
     Urstadt Biddle Properties -- Class A                  50,000      570,000
                                                                   -----------
     TOTAL REAL ESTATE INVESTMENT TRUSTS                             1,702,710
                                                                   -----------

SERVICES -- 1.3%

     COMPUTER SERVICES -- 0.2%
     Sanchez Computer Associates, Inc. *<F31>              17,700       78,942
                                                                   -----------

     FINANCIAL SERVICES -- 1.1%
     LaBranche & Co Inc.* <F31>                            19,400      444,260
                                                                   -----------
     TOTAL SERVICES                                                    523,202
                                                                   -----------
     TOTAL COMMON STOCKS (COST $33,084,474)                         39,279,264
                                                                   -----------

                                                        PRINCIPAL
                                                         AMOUNT
                                                        ---------
SHORT-TERM INVESTMENTS -- 7.4%

     VARIABLE RATE DEMAND NOTES #<F32> -- 7.4%
     American Family Financial Services, 1.46%         $  582,414      582,414
     Wisconsin  Corporate Central Credit Union, 1.51%   1,554,432    1,554,432
     Wisconsin  Electric Power Company, 1.46%             897,978      897,978
                                                                   -----------
     TOTAL SHORT-TERM INVESTMENTS (COST $3,034,824)                  3,034,824
                                                                   -----------
TOTAL INVESTMENTS (COST $36,119,298) -- 102.8%                      42,314,088
                                                                   -----------
OTHER ASSETS AND LIABILITIES, NET -- (2.8%)                         (1,170,600)
                                                                   -----------
NET ASSETS -- 100.0%                                               $41,143,488
                                                                   -----------
                                                                   -----------
 *<F31>   Non-income producing security.
 #<F32> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2002.
 +<F33>   Foreign security.
 ^<F34>   Illiquid security.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS                                          JUNE 30, 2002

                                                                      MARKET
                                                         SHARES        VALUE
                                                         ------        -----
COMMON STOCKS -- 85.1%

AEROSPACE & DEFENSE -- 5.7%
     DRS Technologies, Inc.* <F35>                          1,500   $   64,125
     L-3 Communications Holdings, Inc.* <F35>               1,000       54,000
     The Titan Corporation*<F35>                            3,600       65,844
                                                                    ----------
     TOTAL AEROSPACE & DEFENSE                                         183,969
                                                                    ----------

MANUFACTURING -- 68.5%

     BIOTECHNOLOGY -- 1.4%
     Amgen Inc.* <F35>                                      1,000       41,880
     Neose Technologies, Inc.* <F35>                          400        4,360
                                                                    ----------
                                                                        46,240
                                                                    ----------

     CHEMICALS & ALLIED PRODUCTS -- 3.5%
     Cabot Microelectronics Corporation*<F35>               2,600      112,216
                                                                    ----------

     COMPUTER & OFFICE EQUIPMENT -- 3.4%
     Brocade Communications Systems, Inc.* <F35>            3,700       64,676
     Overland Storage, Inc.* <F35>                          2,700       44,496
                                                                    ----------
                                                                       109,172
                                                                    ----------

     MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 33.7%
     Benchmark Electronics, Inc.* <F35>                     2,900       84,100
     ChipPAC, Inc. -- Class A*<F35>                         9,200       56,856
     FLIR Systems, Inc.* <F35>                              1,550       65,053
     Integrated Circuit Systems, Inc.* <F35>                7,400      149,406
     Intersil Corporation -- Class A*<F35>                  5,100      109,038
     Kulicke and Soffa Industries, Inc.* <F35>              6,300       78,057
     Marvell Technology Group Ltd.* <F35>+<F37>             2,000       39,780
     Photronics, Inc.* <F35>                                3,600       68,184
     Rudolph Technologies, Inc.* <F35>                      3,500       87,255
     Semitool, Inc.* <F35>                                  9,800       79,968
     Silicon Storage Technology, Inc.* <F35>                7,700       60,060
     Ultratech Stepper, Inc.* <F35>                         3,200       51,808
     Universal Display Corporation*<F35>                    3,000       24,900
     Virage Logic Corporation*<F35>                         3,300       42,966
     Zoran Corporation*<F35>                                3,800       87,058
                                                                    ----------
                                                                     1,084,489
                                                                    ----------

     PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 5.8%
     Cytyc Corporation*<F35>                                  400        3,048
     FEI Company*<F35>                                      2,100       51,471
     Hologic, Inc.* <F35>                                   3,100       44,857
     IGEN International, Inc.* <F35>                        2,250       70,875
     Meridian Medical Technologies, Inc.* <F35>               500       18,050
                                                                    ----------
                                                                       188,301
                                                                    ----------

     SOFTWARE -- 14.5%
     Activision, Inc.* <F35>                                1,800       52,308
     Cadence Design Systems, Inc.* <F35>                    6,009       96,869
     Cognos, Inc.* <F35>+<F37>                              4,600      102,074
     Magma Design Automation, Inc.* <F35>                   3,400       57,120
     Mercury Interactive Corporation*<F35>                  2,600       59,696
     Midway Games Inc.* <F35>                               5,500       46,750
     MSC.Software Corp.* <F35>                              5,800       51,910
                                                                    ----------
                                                                       466,727
                                                                    ----------

     TELECOMMUNICATIONS EQUIPMENT -- 6.2%
     C-COR.net Corp.* <F35>                                 1,600       11,200
     Scientific-Atlanta, Inc.                               4,400       72,380
     SeaChange International, Inc.* <F35>1<F38>             8,000       70,240
     UTStarcom, Inc.* <F35>                                 2,300       46,391
                                                                    ----------
                                                                       200,211
                                                                    ----------
     TOTAL MANUFACTURING                                             2,207,356
                                                                    ----------

SERVICES -- 10.9%

     BUSINESS SERVICES -- 6.1%
     eBay Inc.* <F35>1<F38>                                 2,000      123,240
     Retek Inc.* <F35>                                      3,000       72,900
                                                                    ----------
                                                                       196,140
                                                                    ----------

     COMPUTER SERVICES -- 4.8%
     Affiliated Computer Services, Inc. -- Class A*<F35>    3,000      142,440
     Amkor Technology, Inc.* <F35>                          1,900       11,818
                                                                    ----------
                                                                       154,258
                                                                    ----------
     TOTAL SERVICES                                                    350,398
                                                                    ----------
     TOTAL COMMON STOCKS (COST $3,197,674)                           2,741,723
                                                                    ----------

                                                        PRINCIPAL
                                                         AMOUNT
                                                        ---------
SHORT-TERM INVESTMENTS -- 13.5%

     VARIABLE RATE DEMAND NOTES #<F36> -- 13.5%
     American Family Financial Services, Inc., 1.46%     $132,251      132,251
     Wisconsin Corporate Central Credit Union, 1.51%      152,067      152,067
     Wisconsin Electric Power Company, 1.46%              151,358      151,358
                                                                    ----------
     TOTAL SHORT-TERM INVESTMENTS (COST $435,676)                      435,676
                                                                    ----------
TOTAL INVESTMENTS (COST $3,633,350) -- 98.6%                         3,177,399
                                                                    ----------

                                                          SHARES
                                                          ------
SECURITIES SOLD SHORT -- (3.5%)
     Carreker Corporation                                   3,200      (36,224)
     Electronic Data Systems Corporation                    1,000      (37,150)
     NVIDIA Corporation                                     2,300      (39,514)
                                                                    ----------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $111,202)                  (112,888)
                                                                    ----------
OTHER  ASSETS AND LIABILITIES, NET -- 4.9%                             156,385
                                                                    ----------
NET ASSETS -- 100.0%                                                $3,220,896
                                                                    ----------
                                                                    ----------

 *<F35>   Non-income producing security.
 #<F36> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2002.
 +<F37>   Foreign security.
 1<F38> All or a portion of the securities have been committed as collateral for open short positions.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                             JUNE 3O, 2002

                                                                                             SELECT            SELECT
                                                                                          BANKING AND        TECHNOLOGY
                                                                         GROWTH FUND      FINANCE FUND          FUND
                                                                         -----------      ------------       ----------
ASSETS
Investments in securities at market value (identified cost
  $80,567,769, $36,119,298 and $3,633,350, respectively) (Note 2)         $86,846,216      $42,314,088       $ 3,177,399
Deposits with brokers for securities sold short                                    --               --            34,815
Receivables for:
     Dividends and interest                                                    36,950           69,193            52,182
     Investment securities sold                                               200,834           86,429           140,994
     Capital shares sold                                                       37,092          678,384                --
     Receivable from Adviser                                                       --               --             3,234
Other assets                                                                   31,706           16,524             8,602
                                                                          -----------      -----------       -----------
          Total assets                                                     87,152,798       43,164,618         3,417,226
                                                                          -----------      -----------       -----------

LIABILITIES
Securities sold short at market value
  (proceeds $0, $0 and $111,202, respectively) (Note 2)                            --               --           112,888
Payables for:
     Investment securities purchased                                          352,519        1,800,747            13,089
     Capital shares repurchased                                               146,812           84,376             5,612
     Payable to Adviser                                                        53,854           29,755                --
Accrued expenses and other liabilities                                        289,347          106,252            64,741
                                                                          -----------      -----------       -----------
          Total liabilities                                                   842,532        2,021,130           196,330
                                                                          -----------      -----------       -----------
NET ASSETS                                                                $86,310,266      $41,143,488        $3,220,896
                                                                          -----------      -----------       -----------
                                                                          -----------      -----------       -----------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                             $81,465,664      $34,542,545       $11,834,955
Accumulated net realized gain (loss) on investments                        (1,433,845)         406,153        (8,156,422)
Net unrealized appreciation (depreciation) on investments                   6,278,447        6,194,790          (455,951)
Net unrealized depreciation on securities sold short                               --               --            (1,686)
                                                                          -----------      -----------       -----------
          Net assets                                                      $86,310,266      $41,143,488        $3,220,896
                                                                          -----------      -----------       -----------
                                                                          -----------      -----------       -----------

CLASS A:
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($82,805,117/8,066,886 issued and outstanding shares, no par value;
  $34,933,620/1,902,286 issued and outstanding shares, no par value and
  $3,132,296/582,350 issued and outstanding shares, no par value,
  respectively)                                                                $10.26           $18.36             $5.38
                                                                               ------           ------             -----
                                                                               ------           ------             -----
Maximum offering price per share (100/95.25 of $10.26, 100/95.25
  of $18.36 and 100/95.25 of $5.38, respectively)                              $10.77           $19.28             $5.65
                                                                               ------           ------             -----
                                                                               ------           ------             -----

CLASS C:
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($3,505,149/345,690 issued and outstanding shares, no par value;
  $6,209,868/340,522 issued and outstanding shares, no par value and
  $88,600/16,624 issued and outstanding shares, no par value,
  respectively)                                                                $10.14           $18.24             $5.33
                                                                               ------           ------             -----
                                                                               ------           ------             -----
Maximum offering price per share (100/99.00 of $10.14, 100/99.00
  of $18.24 and 100/99.00 of $5.33, respectively)                              $10.24           $18.42             $5.38
                                                                               ------           ------             -----
                                                                               ------           ------             -----

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
STATEMENTS OF OPERATIONS

                                                                       FOR THE YEAR ENDED JUNE 30, 2002
                                                           ---------------------------------------------------------
                                                                            SELECT BANKING AND     SELECT TECHNOLOGY
                                                           GROWTH FUND         FINANCE FUND              FUND
                                                           -----------      ------------------     -----------------

INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld
       of $0, $186, and $0, respectively)                  $    621,352         $  538,817            $       162
     Interest                                                    89,422             29,500                 21,170
                                                           ------------         ----------            -----------
          Total investment income                               710,774            568,317                 21,332
                                                           ------------         ----------            -----------

EXPENSES:
     Investment Advisory fees                                   723,562            223,426                 53,952
     12b-1 fees -- Class A                                      329,239             68,786                 26,003
     12b-1 fees -- Class C                                       24,067             26,895                  1,946
     Shareholder servicing and accounting                       201,831             86,645                 78,165
     Professional fees                                           72,584             14,140                  8,045
     Trustees' fees and expenses                                 19,302              7,702                  6,806
     Administration fees                                         68,883             49,805                 49,930
     Reports to shareholders                                     50,663              6,732                  2,332
     Federal and state registration fees                         32,117             27,124                 15,665
     Custody fees                                                29,331              7,603                  7,323
     Other                                                       25,109              3,284                  2,203
                                                           ------------         ----------            -----------
          Total expenses before fee waivers                   1,576,688            522,142                252,370
     Reimbursements from Adviser                                     --                 --                (94,936)
                                                           ------------         ----------            -----------
          Total expenses                                      1,576,688            522,142                157,434
                                                           ------------         ----------            -----------
NET INVESTMENT INCOME (LOSS)                                   (865,914)            46,175               (136,102)
                                                           ------------         ----------            -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Realized gain (loss) on:
          Investments                                         2,851,402            518,984             (3,127,275)
          Short positions                                            --                 --               (206,319)
     Change in unrealized appreciation/depreciation on:
          Investments                                       (21,224,732)         4,182,423               (854,251)
          Short positions                                            --                 --                 97,486
                                                           ------------         ----------            -----------
     Net realized and unrealized
       gain (loss) on investments                           (18,373,330)         4,701,407             (4,090,359)
                                                           ------------         ----------            -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                $(19,239,244)        $4,747,582            $(4,226,461)
                                                           ------------         ----------            -----------
                                                           ------------         ----------            -----------

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JUNE 30, 2002

                                                                                  SELECT BANKING AND    SELECT TECHNOLOGY
                                                             GROWTH FUND*<F39>       FINANCE FUND             FUND
                                                             -----------------    ------------------    -----------------
OPERATIONS:
     Net investment income (loss)                              $   (865,914)         $    46,175           $  (136,102)
     Net realized gain (loss):
          Investments                                             2,851,402              518,984            (3,127,275)
          Short positions                                                --                   --              (206,319)
     Change in unrealized appreciation/depreciation on:
          Investments                                           (21,224,732)           4,182,423              (854,251)
          Short positions                                                --                   --                97,486
                                                               ------------          -----------           -----------
               NET INCREASE (DECREASE) IN NET ASSETS
                 RESULTING FROM OPERATIONS                      (19,239,244)           4,747,582            (4,226,461)
                                                               ------------          -----------           -----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
     Net investment income                                               --              (86,449)                   --
     Net realized gains on investment transactions                       --             (192,681)             (275,643)
                                                               ------------          -----------           -----------
                                                                         --             (279,130)             (275,643)
                                                               ------------          -----------           -----------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
     FROM NET REALIZED GAINS ON
     INVESTMENT TRANSACTIONS                                             --              (19,619)              (10,013)
                                                               ------------          -----------           -----------

CAPITAL SHARE TRANSACTIONS: (NOTE 3)
     Net increase (decrease) in net assets resulting from
       capital share transactions                                (3,209,444)          21,360,003              (622,248)
                                                               ------------          -----------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (22,448,688)          25,808,836            (5,134,365)

NET ASSETS:
     Beginning of period                                        108,758,954           15,334,652             8,355,261
                                                               ------------          -----------           -----------
     End of period                                            $  86,310,266          $41,143,488          $  3,220,896
                                                               ------------          -----------           -----------
                                                               ------------          -----------           -----------

FOR THE YEAR ENDED JUNE 30, 2001

                                                                                  SELECT BANKING AND    SELECT TECHNOLOGY
                                                             GROWTH FUND*<F39>       FINANCE FUND             FUND
                                                             -----------------    ------------------    -----------------
OPERATIONS:
     Net investment income (loss)                              $   (463,954)         $   162,768           $  (294,570)
     Net realized gain (loss):
          Investments                                             3,201,890              687,769            (4,196,701)
          Short positions                                                --                   --                51,146
          Options contracts expired or closed                            --                   --                52,618
     Change in unrealized appreciation/depreciation on:
          Investments                                           (16,501,057)           3,303,916            (5,446,336)
          Short positions                                                --                   --                16,797
          Written options                                                --                   --               (43,068)
                                                               ------------          -----------           -----------
               NET INCREASE (DECREASE) IN NET ASSETS
                 RESULTING FROM OPERATIONS                      (13,763,121)           4,154,453            (9,860,114)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
     Net investment income                                               --             (153,359)                   --
     Net realized gains on investment transactions              (32,046,059)                  --            (2,626,043)
                                                               ------------          -----------           -----------
                                                                (32,046,059)            (153,359)           (2,626,043)
                                                               ------------          -----------           -----------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
     Net investment income                                               --               (4,480)                   --
     Net realized gains on investment transactions                 (161,654)                  --               (33,693)
                                                               ------------          -----------           -----------
                                                                   (161,654)              (4,480)              (33,693)
                                                               ------------          -----------           -----------

CAPITAL SHARE TRANSACTIONS: (NOTE 3)
     Net increase in net assets resulting from
       capital share transactions                                18,080,524              390,686             1,485,342
                                                               ------------          -----------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (27,890,310)           4,387,300           (11,034,508)

NET ASSETS:
     Beginning of period                                        136,649,264           10,947,352            19,389,769
                                                               ------------          -----------           -----------
     End of period                                             $108,758,954          $15,334,652           $ 8,355,261
                                                               ------------          -----------           -----------
                                                               ------------          -----------           -----------

*<F39>  Prior to July 1, 2001 was known as the HomeState Pennsylvania Growth
        Fund.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
GROWTH FUND**<F41>

                                                                             YEARS ENDED
                                              ------------------------------------------------------------------------
                                              6/30/02           6/30/01          6/30/00        6/30/99        6/30/98
                                              -------           -------          -------        -------        -------
                                              CLASS A       CLASS A++<F42>
                                              -------       --------------
Net asset value at beginning of period         $12.50           $18.31            $11.70         $13.03         $10.78
                                               ------           ------            ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                             (0.10)2<F44>     (0.05)2<F44>      (0.12)1<F43>   (0.01)1<F43>   (0.05)1<F43>
Net realized and unrealized
  gain (loss) on investments                    (2.14)           (1.58)             7.79          (1.18)          2.70
                                               ------           ------            ------         ------         ------
     Total from investment operations           (2.24)           (1.63)             7.67          (1.19)          2.65
                                               ------           ------            ------         ------         ------

LESS DISTRIBUTIONS
------------------
Distributions from net realized gains              --            (4.18)            (1.06)         (0.14)         (0.40)
                                               ------           ------            ------         ------         ------
Net asset value at end of period               $10.26           $12.50            $18.31         $11.70         $13.03
                                               ------           ------            ------         ------         ------
                                               ------           ------            ------         ------         ------

Total return*<F40>                           (17.92)%          (9.62)%            66.58%        (9.24)%         25.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)      $82,805         $107,325          $136,649        $98,977       $135,437
Ratio of expenses to average net assets         1.62%            1.56%             1.45%          1.56%          1.49%
Ratio of net investment loss
  to average net assets                       (0.88)%          (0.40)%           (0.66)%        (0.11)%        (0.45)%
Portfolio turnover rate3<F45>                     61%              60%              102%            88%            51%

  *<F40> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
 **<F41> The per share data reflects a 2 for 1 stock split which occurred December 29, 1997.
 ++<F42> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  1<F43> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  2<F44> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  3<F45> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
GROWTH FUND

                                                                               YEARS ENDED
                                                                  ------------------------------------
                                                                  6/30/02                  6/30/01
                                                                  -------                  -------
                                                                  CLASS C               CLASS C++<F47>
                                                                  -------               --------------
Net asset value at beginning of period                             $12.43                   $18.31
                                                                   ------                   ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                                                 (0.17)1<F43>             (0.13)1<F48>
Net realized and unrealized loss on investments                     (2.12)                   (1.57)
                                                                   ------                   ------
     Total from investment operations                               (2.29)                   (1.70)
                                                                   ------                   ------

LESS DISTRIBUTIONS
------------------
Distributions from net realized gains                                  --                    (4.18)
                                                                   ------                   ------
Net asset value at end of period                                   $10.14                   $12.43
                                                                   ------                   ------
                                                                   ------                   ------

Total return*<F46>                                               (18.42)%                 (10.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                           $3,505                   $1,434
Ratio of expenses to average net assets                             2.27%                    2.21%
Ratio of net investment loss to average net assets                (1.53)%                  (1.05)%
Portfolio turnover rate2<F49>                                         61%                      60%

  *<F46> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
 ++<F47> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  1<F48> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  2<F49> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT BANKING AND FINANCE FUND

                                                                                  YEARS ENDED
                                                   ------------------------------------------------------------------------
                                                   6/30/02           6/30/01          6/30/00        6/30/99        6/30/98
                                                   -------           -------          -------        -------        -------
                                                   CLASS A       CLASS A++<F50>
                                                   -------       --------------
Net asset value at beginning of period              $15.55           $11.20            $13.36         $13.42         $11.70
                                                    ------           ------            ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (loss)                          0.052<F53>       0.182<F53>        0.08          (0.01)1<F52>   (0.20)1<F52>
Net realized and unrealized
  gain (loss) on investments                          3.01             4.34             (2.20)         (0.05)          2.46
                                                    ------           ------            ------         ------         ------
     Total from investment operations                 3.06             4.52             (2.12)         (0.06)          2.26
                                                    ------           ------            ------         ------         ------

LESS DISTRIBUTIONS
------------------
Dividends from net investment income                 (0.08)           (0.17)            (0.03)            --             --
Dividends in excess of net investment income            --               --             (0.01)            --             --
Distributions from net realized gains                (0.17)              --                --             --          (0.54)
                                                    ------           ------            ------         ------         ------
     Total distributions                             (0.25)           (0.17)            (0.04)            --          (0.54)
                                                    ------           ------            ------         ------         ------
Net asset value at end of period                    $18.36           $15.55            $11.20         $13.36         $13.42
                                                    ------           ------            ------         ------         ------
                                                    ------           ------            ------         ------         ------

Total return*<F51>                                  19.96%           40.72%          (15.91)%        (0.45)%         19.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)           $34,933          $14,822           $10,947        $13,131        $17,426
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers        2.26%3<F54>      2.94%             2.60%          2.60%          2.59%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers            na4<F55>      2.35%3<F54>       2.35%3<F54>    2.35%3<F54>    2.35%3<F54>
Ratio of dividends on short positions
  to average net assets                                 --               --                --             --          0.02%
Ratio of net investment income (loss)
  to average net assets
  before reimbursement by Adviser and waivers        0.28%            0.79%             0.51%        (0.31)%        (1.99)%
Ratio of net investment income (loss)
  to average net assets
  after reimbursement by Adviser and waivers            na4<F55>      1.38%             0.76%        (0.05)%        (1.75)%
Portfolio turnover rate5<F56>                          27%              55%               46%           158%           115%

 ++<F50> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  *<F51> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
  1<F52> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  2<F53> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
  3<F54> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 2002, 2001, 2000, 1999 and 1998 was 2.26%, 2.35%,
           2.35%, 2.35% and 2.37%, respectively.
  4<F55>   Not applicable: no reimbursements were made by the Adviser.
  5<F56> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT BANKING AND FINANCE FUND

                                                                       YEARS ENDED
                                                             -------------------------------
                                                             6/30/02             6/30/01
                                                             -------             -------
                                                             CLASS C          CLASS C++<F57>
                                                             -------          --------------
Net asset value at beginning of period                        $15.47              $11.20
                                                              ------              ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (loss)                                   (0.06)1<F59>         0.101<F59>
Net realized and unrealized
  gain on investments                                           3.00                4.34
                                                              ------              ------
     Total from investment operations                           2.94                4.44
                                                              ------              ------

LESS DISTRIBUTIONS
------------------
Dividends from net investment income                              --               (0.17)
Distributions from net realized gains                          (0.17)                 --
                                                              ------              ------
     Total distributions                                       (0.17)              (0.17)
                                                              ------              ------
Net asset value at end of period                              $18.24              $15.47
                                                              ------              ------
                                                              ------              ------

Total return*<F58>                                            19.22%              40.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                      $6,210                $513
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers                  2.91%               3.59%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers                      na2<F60>         3.00%
Ratio of net investment income (loss) to average net assets
  before reimbursement by Adviser and waivers                (0.37)%               0.14%
Ratio of net investment income to average net assets
  after reimbursement by Adviser and waivers                      na2<F60>         0.73%
Portfolio turnover rate3<F61>                                    27%                 55%

 ++<F57> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  *<F58> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
  1<F59> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
  2<F60>   Not applicable: no reimbursements were made by the Adviser.
  3<F61> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT TECHNOLOGY FUND

                                                                                       YEARS ENDED
                                                        -----------------------------------------------------------------------
                                                        6/30/02         6/30/01          6/30/00      6/30/99     6/30/98#<F62>
                                                        -------         -------          -------      -------     -------------
                                                        CLASS A      CLASS A++<F63>
                                                        -------      --------------
Net asset value at beginning of period                   $12.15          $29.59          $12.17        $12.09         $10.00
                                                         ------          ------          ------        ------         ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                                       (0.20)1<F67>    (0.43)2<F68>    (0.55)1<F67>  (0.22)1<F67>   (0.16)1<F67>
Net realized and unrealized gain (loss) on investments    (6.15)         (13.01)          18.62          0.30           2.25
                                                         ------          ------          ------        ------         ------
     Total from investment operations                     (6.35)         (13.44)          18.07          0.08           2.09
                                                         ------          ------          ------        ------         ------

LESS DISTRIBUTIONS
------------------
Distributions from net realized gains                     (0.42)          (4.00)          (0.65)           --             --
                                                         ------          ------          ------        ------         ------
Net asset value at end of period                         $ 5.38          $12.15          $29.59        $12.17         $12.09
                                                         ------          ------          ------        ------         ------
                                                         ------          ------          ------        ------         ------

Total return**<F65>                                    (53.76)%        (51.80)%         148.95%         0.66%         20.90%***<F66>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                 $3,132          $8,054         $19,390        $9,056        $10,973
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers             4.66%           3.41%           2.67%3<F69>   3.01%          5.29%*<F64>
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers              2.90%3<F69>     2.90%3<F69>        na4<F70>   2.90%3<F69>    2.90%*3
        <F64><F69>
Ratio of dividends on short positions
  to average net assets                                      --              --           0.02%         0.04%          0.03%*<F64>
Ratio of net investment loss to
  average net assets before reimbursement
  by Adviser and waivers                                (4.26)%         (2.76)%         (2.17)%       (2.27)%        (4.56)%*<F64>
Ratio of net investment loss to
  average net assets after reimbursement
  by Adviser and waivers                                (2.50)%         (2.25)%              na4<F70> (2.16)%        (2.17)%*<F64>
Portfolio turnover rate5<F71>                              249%            193%            199%          200%            44%

  #<F62>  From commencement of operations: October 31, 1997.
 ++<F63> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  *<F64>  Annualized.
 **<F65> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
***<F66>  Not annualized.
  1<F67> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  2<F68> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  3<F69> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 2002, 2001, 2000, 1999 and 1998 was 2.90%, 2.90%,
          2.69%, 2.94% and 2.93%, respectively.
  4<F70>  Not applicable: no reimbursements were made by the Adviser.
  5<F71> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT TECHNOLOGY FUND

                                                                                     YEARS ENDED
                                                                            -------------------------------
                                                                            6/30/02             6/30/01
                                                                            -------             -------
                                                                            CLASS C          CLASS C++<F72>
                                                                            -------          --------------
Net asset value at beginning of period                                       $12.10              $29.59
                                                                             ------              ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                                                           (0.24)2<F75>        (0.37)1<F74>
Net realized and unrealized loss on investments                               (6.11)             (13.12)
                                                                             ------              ------
     Total from investment operations                                         (6.35)             (13.49)
                                                                             ------              ------

LESS DISTRIBUTIONS
------------------
Distributions from net realized gains                                         (0.42)              (4.00)
                                                                             ------              ------
Net asset value at end of period                                             $ 5.33              $12.10
                                                                             ------              ------
                                                                             ------              ------

Total return*<F73>                                                         (53.99)%            (52.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                                        $89                $301
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers                                 5.16%               3.91%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers                                  3.40%               3.40%
Ratio of net investment loss to
  average net assets before reimbursement
  by Adviser and waivers                                                    (4.76)%             (3.26)%
Ratio of net investment loss to
  average net assets after reimbursement
  by Adviser and waivers                                                    (3.00)%             (2.75)%
Portfolio turnover rate3<F76>                                                  249%                193%

 ++<F72> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  *<F73> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
  1<F74> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  2<F75> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  3<F76> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS                                    JUNE 30, 2002

NOTE 1 -- DESCRIPTION OF FUNDS

  The HomeState Group (the "Trust"), an open-end management investment company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the Emerald Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund (each a "Fund" and collectively, the "Funds"). Effective July 1, 2000, the Board voted to name the Fund family the Emerald Mutual Funds. The investment objectives of the Emerald Mutual Funds are set forth below.

  The Emerald Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through capital appreciation. To pursue its objective, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and had a narrower investment objective.

  The Emerald Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

  The Emerald Select Technology Fund commenced operations on October 31, 1997. The investment objective of the Fund is to seek capital appreciation by investing in a non-diversified portfolio of equity securities of public companies in the technology sector. To pursue its objective, the Fund will invest at least 80% of its total assets in such companies. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and had a narrower investment objective.

  The Funds issued a second class of shares, Class C Shares, and renamed the initial class as Class A Shares on July 1, 2000. The two classes differ principally in their respective distribution expenses and arrangements as well as their respective sale and redemption fee arrangements. Both classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

  Class A Shares are subject to an initial sales charge of 4.75% imposed at the time of purchase. Class C Shares are subject to an initial sales charge of 1.00% imposed at the time of purchase, as well as a contingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Fund's prospectus. The CDSC is 1.00% of the lesser of the current market value or the cost of shares being redeemed.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which were consistently followed by each Fund in the preparation of their financial statements.

  SECURITY VALUATION -- Investment securities traded on a national securities exchange are valued at the last reported sales price, which is usually at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income, expense (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

  SECURITIES TRANSACTIONS -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the first-in, first-out (FIFO) cost method.

  DISTRIBUTIONS TO SHAREHOLDERS -- The Funds record distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in August and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

  FEDERAL INCOME TAXES -- The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options primarily to hedge or protect from adverse movements in securities prices in the Funds. When the Funds write a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. Changes between the initial premiums received and the current market value of the option are recorded as unrealized gains or losses. If an option which the Funds have written either expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Funds have written is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund did not write any call options for the year ended June 30, 2002.

  The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds forgo the opportunity to profit from an increase in the market price of the underlying security above the exercise price. The use of exchange-traded options may involve risks such as the possibility of illiquid markets or that the counterparty will fail to perform its obligation. Securities held by the Funds may be designated as collateral on written options.

  The premium paid by the Funds for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option. If the Funds exercise a put option, they realize a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund limit the aggregate value of puts and call options to 5% and 25% of each Fund's net assets, respectively.

  SHORT SALES -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may sell securities short. Short sales are transactions in which the Funds sell a security they do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sales; the Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date.
  The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends payable on securities while those securities are in a short position. Dividends on short sales are included as a component of other expenses on the Statement of Operations. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund limit the value of short positions to 5% and 25% of each Fund's net assets, respectively. At June 30, 2002, the Emerald Select Technology Fund had 3.5% of its net assets in short positions.

NOTE 3 -- CAPITAL STOCK

  At June 30, 2002, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of each Fund:

  GROWTH FUND
                                                FOR THE YEAR                            FOR THE YEAR
                                            ENDED JUNE 30, 2002                     ENDED JUNE 30, 2001
                                        ----------------------------            ----------------------------
                                                  CLASS A                                 CLASS A
                                        ----------------------------            ----------------------------
                                          SHARES            AMOUNT                SHARES            AMOUNT
                                        ----------        ----------            ----------        ----------
  Sales                                  2,498,391        $ 28,693,098           1,748,370        $ 22,151,003
  Reinvested distributions                      --                  --           2,249,895          30,392,062
  Redemptions                           (3,018,174)        (34,497,974)         (2,873,660)        (36,127,406)
                                        ----------        ------------          ----------        ------------
  Net increase (decrease)                 (519,783)       $ (5,804,876)          1,124,605        $ 16,415,659
                                        ----------        ------------          ----------        ------------
  SHARES OUTSTANDING:
  Beginning of period                    8,586,669                               7,462,064
                                        ----------                              ----------
  End of period                          8,066,886                               8,586,669
                                        ----------                              ----------
                                        ----------                              ----------

                                                FOR THE YEAR                            FOR THE YEAR
                                            ENDED JUNE 30, 2002                     ENDED JUNE 30, 2001
                                        ----------------------------            ----------------------------
                                                  CLASS C                                 CLASS C
                                        ----------------------------            ----------------------------
                                          SHARES            AMOUNT                SHARES            AMOUNT
                                        ----------        ----------            ----------        ----------
  Sales                                    274,527        $  3,091,982             107,714        $  1,559,761
  Reinvested distributions                      --                  --              12,171             157,203
  Redemptions                              (44,220)           (496,550)             (4,502)            (52,099)
                                        ----------        ------------          ----------        ------------
  Net increase                             230,307        $  2,595,432             115,383        $  1,664,865
                                        ----------        ------------          ----------        ------------
  SHARES OUTSTANDING:
  Beginning of period                      115,383                                      --
                                        ----------                              ----------
  End of period                            345,690                                 115,383
                                        ----------                              ----------
                                        ----------                              ----------

  Total Net Increase (Decrease)                           $ (3,209,444)                           $ 18,080,524
                                                          ------------                            ------------
                                                          ------------                            ------------

  SELECT BANKING AND FINANCE FUND
                                                FOR THE YEAR                            FOR THE YEAR
                                            ENDED JUNE 30, 2002                     ENDED JUNE 30, 2001
                                        ----------------------------            ----------------------------
                                                  CLASS A                                 CLASS A
                                        ----------------------------            ----------------------------
                                          SHARES            AMOUNT                SHARES            AMOUNT
                                        ----------        ----------            ----------        ----------
  Sales                                  1,664,234        $ 27,660,842             246,105        $  3,539,634
  Reinvested distributions                  15,333             237,705              11,773             147,083
  Redemptions                             (730,570)        (11,495,463)           (281,708)         (3,698,095)
                                        ----------        ------------          ----------        ------------
  Net increase (decrease)                  948,997        $ 16,403,084             (23,830)       $    (11,378)
                                        ----------        ------------          ----------        ------------
  SHARES OUTSTANDING:
  Beginning of period                      953,289                                 977,119
                                        ----------                              ----------
  End of period                          1,902,286                                 953,289
                                        ----------                              ----------
                                        ----------                              ----------

                                                FOR THE YEAR                            FOR THE YEAR
                                            ENDED JUNE 30, 2002                     ENDED JUNE 30, 2001
                                        ----------------------------            ----------------------------
                                                  CLASS C                                 CLASS C
                                        ----------------------------            ----------------------------
                                          SHARES            AMOUNT                SHARES            AMOUNT
                                        ----------        ----------            ----------        ----------
  Sales                                    324,158        $  5,227,895              38,033        $    467,450
  Reinvested distributions                   1,180              18,086                 344               4,350
  Redemptions                              (17,994)           (289,062)             (5,199)            (69,736)
                                        ----------        ------------          ----------        ------------
  Net increase                             307,344        $  4,956,919              33,178        $    402,064
                                        ----------        ------------          ----------        ------------
  SHARES OUTSTANDING:
  Beginning of period                       33,178                                      --
                                        ----------                              ----------
  End of period                            340,522                                  33,178
                                        ----------                              ----------
                                        ----------                              ----------

  Total Net Increase                                      $ 21,360,003                            $    390,686
                                                          ------------                            ------------
                                                          ------------                            ------------

  SELECT TECHNOLOGY FUND
                                                FOR THE YEAR                            FOR THE YEAR
                                            ENDED JUNE 30, 2002                     ENDED JUNE 30, 2001
                                        ----------------------------            ----------------------------
                                                  CLASS A                                 CLASS A
                                        ----------------------------            ----------------------------
                                          SHARES            AMOUNT                SHARES            AMOUNT
                                        ----------        ----------            ----------        ----------
  Sales                                     47,060        $    388,518             134,076        $  2,736,381
  Reinvested distributions                  26,926             255,781             107,107           2,488,877
  Redemptions                             (154,434)         (1,208,425)           (233,618)         (4,392,208)
                                        ----------        ------------          ----------        ------------
  Net increase (decrease)                  (80,448)       $   (564,126)              7,565        $    833,050
                                        ----------        ------------          ----------        ------------
  SHARES OUTSTANDING:
  Beginning of period                      662,798                                 655,233
                                        ----------                              ----------
  End of period                            582,350                                 662,798
                                        ----------                              ----------
                                        ----------                              ----------

                                                FOR THE YEAR                            FOR THE YEAR
                                            ENDED JUNE 30, 2002                     ENDED JUNE 30, 2001
                                        ----------------------------            ----------------------------
                                                  CLASS C                                 CLASS C
                                        ----------------------------            ----------------------------
                                          SHARES            AMOUNT                SHARES            AMOUNT
                                        ----------        ----------            ----------        ----------
  Sales                                      4,620       $      39,082              27,968        $    689,150
  Reinvested distributions                     940               8,889               1,517              33,693
  Redemptions                              (13,801)           (106,093)             (4,620)            (70,551)
                                        ----------        ------------          ----------        ------------
  Net increase (decrease)                   (8,241)      $     (58,122)             24,865        $    652,292
                                        ----------        ------------          ----------        ------------
  SHARES OUTSTANDING:
  Beginning of period                       24,865                                      --
                                        ----------                              ----------
  End of period                             16,624                                  24,865
                                        ----------                              ----------
                                        ----------                              ----------
  Total Net Increase (Decrease)                           $   (622,248)                           $  1,485,342
                                                          ------------                            ------------
                                                          ------------                            ------------

NOTE 4 -- INVESTMENT TRANSACTIONS

  During the year ended June 30, 2002, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:

                                       SELECT BANKING        SELECT TECHNOLOGY
                    GROWTH FUND       AND FINANCE FUND              FUND
                    -----------       ----------------       -----------------
  Purchases         $56,617,432          $26,381,404            $10,993,984
  Sales             $60,252,144           $5,766,178            $11,692,613

  The following balances for the Funds are as of June 30, 2002:

                                                               TAX BASIS NET
                                              COST FOR           UNREALIZED       TAX BASIS GROSS     TAX BASIS GROSS
                                           FEDERAL INCOME       APPRECIATION         UNREALIZED          UNREALIZED
                                            TAX PURPOSES       (DEPRECIATION)       APPRECIATION        DEPRECIATION
                                           --------------      --------------       ------------        ------------
  Growth Fund                               $80,611,570          $6,234,646         $17,863,045        $(11,628,399)
  Select Banking and Finance Fund            36,138,224           6,175,864           6,660,527            (484,663)
  Select Technology Fund                      3,664,076            (486,677)            156,039            (642,716)

  At June 30, 2002, undistributed ordinary income and long-term capital gains for tax purposes are as follows:

                                           UNDISTRIBUTED         LONG-TERM
                                          ORDINARY INCOME      CAPITAL GAINS
                                          ---------------      -------------
  Growth Fund                                    --                     --
  Select Banking and Finance Fund                --               $425,079
  Select Technology Fund                         --                     --

  The Growth and Select Technology Funds realized, on a tax basis, post-October losses through June 30, 2002 of $772,580 and $949,776, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

  At June 30, 2002, the Growth Fund and the Select Technology Fund had accumulated capital loss carryforwards of $617,464 and $7,175,920, respectively, expiring in the year 2010. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

  The tax components of dividends paid during the year were as follows:

                                                                 LONG-TERM
                                          ORDINARY INCOME      CAPITAL GAINS
                                          ---------------      -------------
  Growth Fund                                      --                  --
  Select Banking and Finance Fund             $73,529            $225,220
  Select Technology Fund                           --            $285,656

NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the Emerald Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the Emerald Select Banking and Finance Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the Emerald Select Technology Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement which expires on December 31, 2002, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through October 31, 2002, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses to the extent that the Fund's total operating expenses exceeds the following:

                                              Class A             Class C
                                              -------             -------
  Growth Fund                                  2.25%               2.90%
  Select Banking and Finance Fund              2.35%               3.00%
  Select Technology Fund                       2.90%               3.40%

  The following table summarizes the advisory fees and expense waivers/reimbursements for the year ended June 30, 2002.

                                                               ADVISORY FEE/
                                               GROSS           OTHER EXPENSES
                                              ADVISORY             WAIVED
                                              --------         --------------
  Growth Fund                                $723,562             $    --
  Select Banking and Finance Fund             223,426                  --
  Select Technology Fund                       53,952              94,936

NOTE 6 -- OTHER AGREEMENTS

  Rafferty Capital Markets, LLC (the Distributor), is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The table below demonstrates how the Plan allows each Fund to reimburse the Distributor for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed the following:

                                                           INCURRED EXPENSES FOR                   INCURRED EXPENSES FOR
                                                               THE YEAR ENDED                          THE YEAR ENDED
                                              CLASS A          JUNE 30, 2002          CLASS C          JUNE 30, 2002
                                              -------       --------------------      -------       --------------------
  Growth Fund                                  0.35%             $329,239              1.00%              $24,067
  Select Banking and Finance Fund              0.35%               68,786              1.00%               26,895
  Select Technology Fund                       0.50%               26,003              1.00%                1,946

  U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees' meeting attended. A member of the Funds' Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane Morris LLP the Funds' legal counsel. Legal fees aggregating $23,554, $4,121 and $1,415 were incurred by the Emerald Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund, respectively, to Duane, Morris & Heckscher, LLP during the year ended June 30, 2002.


EMERALD MUTUAL FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The HomeState Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerald Growth Fund (formally known as the Emerald HomeState Pennsylvania Growth Fund), the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund (constituting The HomeState Group, hereafter referred to as the "Funds") at June 30, 2002, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
August 2, 2002

EMERALD MUTUAL FUNDS
ADDITIONAL INFORMATION

INFORMATION ABOUT TRUSTEES

The business and affairs of the Funds are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-800-232-0224.

                                                                                                     NUMBER OF
                                                   TERM OF                                           PORTFOLIOS
                                                   OFFICE AND                                        IN FUND        OTHER
                                   POSITIONS(S)    LENGTH OF                                         COMPLEX        DIRECTORSHIPS
                                   HELD WITH       TIME           PRINCIPAL OCCUPATION               OVERSEEN       HELD BY
NAME, ADDRESS AND AGE              THE FUND        SERVED         DURING PAST FIVE YEARS             BY TRUSTEE     TRUSTEE
---------------------              ------------    ----------     ----------------------             ----------     -------------
DISINTERESTED TRUSTEES:
Bruce E. Bowen                     Trustee         Since 1992     Retired, Private Investor.         3              None
1703 Oregon Pike, Suite 101
Lancaster, PA 17601
Age: 64

J. Barton Harrison                 Trustee         Since 2002     Self employed,                     3              Steel Plant
1452 County Line Road                                             financial planning.                               Equipment
Rosemont, PA 19010                                                                                                  Corp.
Age: 72

Richard J. Masterson               Trustee         Since 2002     Chief Executive Officer,           3              None
1703 Oregon Pike, Suite 101                                       Masterson Development and
Lancaster, PA 17601                                               President, U.S. Interactive.
Age: 41

Dr. H. J. Zoffer                   Trustee         Since 1992     Dean Emeritus and Professor        3              None
220 N. Bellefield Ave.,                                           of Business Administration,
Apt. 1201                                                         University of Pittsburgh.
Pittsburgh, PA 15213
Age: 71

INTERESTED TRUSTEE:

Scott L. Rehr*<F77>                President and   Since 1992     Executive Vice President,          3              None
1703 Oregon Pike, Suite 101        Trustee                         Treasurer and Director,
Lancaster, PA 17601                                               Emerald Advisers, Inc.
Age: 38

Kenneth G. Mertz II, C.F.A.*<F77>  Trustee, Vice   Since 1992     President and Chief                3              None
1703 Oregon Pike, Suite 101        President,                     Investment Officer,
Lancaster, PA 17601                Chief Financial                Emerald Advisers, Inc.
Age: 50                            Officer and
                                   Portfolio Manager

Scott C. Penwell, Esq.**<F78>      Trustee         Since 1992     Partner at Duane, Morris &         3              None
305 North Front Street                                            Heckscher since 1981.
Harrisburg, PA 17108
Age: 48

 *<F77> Employee of Emerald Advisors, Inc. or its affiliates and "Interested Person" within the meaning of the Investment Company Act of 1940.
**<F78> Employee of the Trust's Legal Counsel and therefore an "Interested Person" within the meaning of the Investment Company Act of 1940.

                              EMERALD MUTUAL FUNDS

                               INVESTMENT ADVISER
                               ------------------
                             EMERALD ADVISERS, INC.
                                 LANCASTER, PA

                                  DISTRIBUTOR
                                  -----------
                         RAFFERTY CAPITAL MARKETS, LLC
                                GARDEN CITY, NY

                               ADMINISTRATOR AND
                                 TRANSFER AGENT
                               -----------------
                        U.S. BANCORP FUND SERVICES, LLC
                                 MILWAUKEE, WI

                                   CUSTODIAN
                                   ---------
                                U.S. BANK, N.A.
                                 CINCINNATI, OH

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
                           PRICEWATERHOUSECOOPERS LLP
                                 MILWAUKEE, WI

                                 LEGAL COUNSEL
                                 -------------
                                DUANE MORRIS LLP
                                 HARRISBURG, PA

                               BOARD OF TRUSTEES
                               -----------------
                                BRUCE E.  BOWEN
                               J. BARTON HARRISON
                                 RICH MASTERSON
                           KENNETH G.  MERTZ II, CFA
                            SCOTT C.  PENWELL, ESQ.
                                 SCOTT L.  REHR
                               H.J.  ZOFFER, PHD

                                FUND MANAGEMENT
                                ---------------
                             EMERALD ADVISERS, INC.
                          1703 OREGON PIKE, SUITE 101
                                 P.O. BOX 10666
                              LANCASTER, PA 17605

                              SHAREHOLDER SERVICES
                              --------------------
                        U.S. BANCORP FUND SERVICES, LLC
                                  P.O. BOX 701
                            MILWAUKEE, WI 53210-0701

                               TELEPHONE NUMBERS
                               -----------------
               THE FUND                            (800) 232-0224
               MARKETING / BROKER SERVICES         (800) 232-6572
                              SHAREHOLDER SERVICES
                                 (800) 232-0224

                          24 HOUR PRICING INFORMATION
                          ---------------------------
                                 1-800-232-0224
                           www.emeraldmutualfunds.com


   This report is for the general information of Fund shareholders. For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.